                                                                   EXHIBIT 10.47


        -----------------------------------------------------------------


                         -------------------------------



                       SUBORDINATE CAPITAL LOAN AGREEMENT


                                      among


                           DRIVE FINANCIAL SERVICES LP
                                  as Borrower,


                                  DRIVE BOS LP
                                  as Guarantor


                                       and


                        THE FINANCIAL INSTITUTIONS LISTED
                          ON THE SIGNATURE PAGES HEREOF
                                   as Lenders,

                                      with

                                IFA INCORPORATED
                                    as Agent

                         -------------------------------

                          Dated as of February 16, 2001

                         -------------------------------


        -----------------------------------------------------------------

                       SUBORDINATE CAPITAL LOAN AGREEMENT

        SUBORDINATE CAPITAL LOAN AGREEMENT, dated as of February 16, 2001, among DRIVE FINANCIAL SERVICES LP, a Delaware limited partnership (the "Borrower"), DRIVE BOS LP, a Delaware limited partnership ("Drive BOS LP"), the financial institutions from time to time party hereto (each a "Lender" and collectively, the "Lenders") and IFA Incorporated, as agent for the Lenders (in such capacity, the "Agent").

                              W I T N E S S E T H :

        WHEREAS, Borrower has requested that the Lenders make available to the Borrower the Term Loans herein described in an aggregate principal amount not exceeding $40,000,000; and

        WHEREAS, the Lenders are willing to make such Term Loans available to the Borrower on the terms and conditions herein provided;

        NOW, THEREFORE, it is agreed:

        Section 1.      DEFINITIONS.

                (a) Terms used in this Agreement which are defined in Annex I hereto shall have the meanings specified in such Annex I hereto (unless otherwise defined herein) and shall include in the singular number the plural and in the plural number the singular.

                (b) Unless otherwise specified, each reference in this Agreement or in any other Loan Document to a Loan Document shall mean such Loan Document as the same may from time to time be amended, restated, supplemented or otherwise modified.

                (c) To the extent any reference is made in this Agreement or any other Loan Document to Special Purpose Subsidiaries or Restricted Subsidiaries of the Borrower at any time when the Borrower has no Special Purpose Subsidiaries or Restricted Subsidiaries, as the case may be, such references shall be deemed without force or effect.

                (d) All references to Sections in this Agreement or in Annex I hereto shall be deemed references to Sections in this Agreement unless otherwise specified.

                (e) As used in this Agreement and the other Loan Documents, the terms "including" and "such as" are illustrative and not limitative.

        Section 2.      THE TERM LOANS.

        2.1 The Term Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees, from time to time during the period from the Effective Date to but not including the Maturity Date, to make loans to the Borrower (each, a "Term Loan" and collectively the "Term Loans") in an aggregate principal amount not to exceed the amount of its Term Loan Commitment. Each borrowing from the Lenders pursuant to this Section 2.1(a) shall be (1) in an aggregate principal amount of at least $1,000,000 and (2) made from each Lender pro rata on the basis of the Term Loan Commitment of such Lender.

        2.2     Notice of Borrowing.

                (a) In order to borrow hereunder, the Borrower shall deliver to the Agent a duly completed Notice of Borrowing not later than 11:00 a.m. New York time three Business Days before the date (which shall be a Business Day) of the proposed borrowing (the "Borrowing Date") of any Term Loans hereunder. The Notice of Borrowing shall specify (subject to the provisions of this Agreement)
(i) the Borrowing Date (ii) the total amount of the proposed borrowing.

                (b) The Agent shall promptly notify (in writing or by telephone, confirmed as soon as possible thereafter in writing) each of the Lenders of the date of the proposed Term Loans, and the amount of the Term Loan or Term Loans such Lender is being requested to make. Each Lender will make the amount of its Term Loan or Term Loans available to the Agent, at the Closing Office, before 1:00 p.m. Closing Office Time on the date specified in the notice for the proposed borrowing in same day funds. Such proceeds shall be made available to the Borrower (subject to Section 2.2(c)) by the Agent, in the same type of funds received by the Agent, at the Closing Office against delivery to the Agent for the account of each Lender of such instruments, documents and papers as are provided for herein. The Agent shall deliver the instruments, documents and papers received by it for the account of each Lender to such Lender or upon its order.

                (c) Unless the Agent shall have received notice from a Lender prior to 11:00 a.m., Closing Office Time, on the date of any borrowing that such Lender will not make available to the Agent such Lender's ratable portion of such borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such borrowing in accordance with subsection (b) of this Section 2.2 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at the rate from time to time prevailing on the applicable Note; provided that to the extent such interest is paid by a Lender, interest shall be at the rate specified in Section
11.10 hereof. If such Lender shall pay to the Agent such corresponding amount, such amount so paid shall constitute such Lender's Term Loan as part of such borrowing for purposes of this Agreement.

                (d) The failure of any Lender to make the Term Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Term Loan on the date of such borrowing. No Lender shall be responsible for the failure of any other Lender to make the Term Loan to be made by such other Lender on the date of any borrowing.

        2.3     The Term Notes.

                (a) The Borrower's obligation to pay the principal of, and interest on, the Term Loans of each Lender shall be evidenced by a Term Note payable to the order of such Lender.

                (b) The Term Note of each Lender shall: (x) be dated the Closing Date; (y) be in an original principal amount equal to the lesser of such Lender's Term Loan Commitment and the aggregate unpaid principal amount of all Term Loans made by such Lender; and (z) be payable in full on the Maturity Date (subject to mandatory prepayment as herein provided).

                (c) The Term Notes shall be, and hereby are, secured by the Collateral and the Security Documents as set forth in the Security Documents.

        2.4     Mandatory Prepayments of Term Loans.

                (a) From and after the repayment in full of the Senior Term Loan Agreement, the Borrower shall prepay the Term Loans upon the distribution to Drive ABS LP or other release of any cash proceeds generated from Available Residual Distributions on or following each Monthly Payment Date (each such date, a "Repayment Date"), an amount equal to such Available Residual Distributions.

                (b) From and after the repayment in full of the Senior Term Loan Agreement, promptly (and in any event within five days) after each Transfer of any asset by the Borrower or any Subsidiary, in contravention of this Agreement, the Borrower shall apply an amount equal to the Net Proceeds from such Transfer (less an amount expected to be used by the seller thereof for the payment of taxes, if any, reasonably attributable to any such Transfer) toward the payment of the principal of the Term Loans and accrued interest thereon and amounts payable pursuant to Section 3.5 in connection therewith by paying an amount equal to said Net Proceeds to the Agent to be so applied.

                (c) From and after the repayment in full of the Senior Term Loan Agreement, promptly (and in any event within five days) after each issuance by the Borrower or any Subsidiary, of equity or subordinated debt (other than subordinated debt issued pursuant to Section 4.3 of the Shareholders Agreement) after the Closing Date (to the extent same is permitted by this Agreement), the Borrower shall apply an amount equal to the 100% of the net proceeds therefrom toward the payment of the principal of the Term Loans and accrued interest thereon and amounts payable pursuant to Section 3.5 in connection therewith by paying an amount equal to said 100% of such net proceeds to the Agent to be so applied.

Amounts prepaid pursuant to this Section 2.4 may not be reborrowed.

        2.5     Voluntary Prepayments of Term Loan.

                (a) The Borrower may, upon not less than 30 days' prior written notice to the Agent (which notice the Agent shall promptly transmit to the Lenders in writing or by telephone, confirmed as soon as possible thereafter in writing) prepay the Term Loans in whole at any time, or from time to time in part in amounts equal to $1,000,000 (and, if greater, in integral multiples of $500,000), and without premium (subject to Section 3.5) or penalty; provided that at the time of any such prepayment in full of the Term Loans, the Borrower shall pay all interest accrued on the principal amount of such prepayment. All amounts applied to the Term Loans under this Section 2.5 shall be applied ratably to the Term Loans. Amounts prepaid pursuant to this Section 2.5 may not be reborrowed.

                (b) Notwithstanding the foregoing or anything to the contrary contained in Section 2.5 hereof, the Borrower agrees that it shall pay a prepayment premium on any voluntary prepayment of Term Loans (or any payment made because of an acceleration of the maturity date following an Event of Default which shall be considered for the purposes hereof as an avoidance of its obligations hereunder to pay a prepayment premium), if, as a result of any such prepayments, the then-outstanding principal amount of the Term Loans is repaid in full. The amount of the prepayment premium payable pursuant to this Section 2.5(b) shall be $200,000.

        Section 3.      INTEREST; PREMIUM.

        3.1 Rate of Interest. Subject to the provisions of Section 3.3 hereof, the Borrower agrees to pay interest in respect of the unpaid principal amount of each Term Loan from time to time outstanding from the date the proceeds thereof are made available to the Borrower until maturity (whether by acceleration or otherwise) at a fixed rate of interest equal to fourteen percent (14%) per annum.

        3.2 Interest Payment Dates. Interest on and prior to maturity in respect of each Term Loan shall be payable in arrears (i) on the 18th day of each calendar month, commencing with the first such date to commence after the date hereof, (ii) upon any repayment or prepayment (to the extent accrued on the principal amount so repaid) and (iii) at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

        3.3 Overdue Payment of Principal and Interest. Overdue principal of, and overdue interest in respect of, each Term Loan shall bear interest for each day (after as well as before judgment), payable on demand, at a rate per annum (the "Past-Due Rate") equal to 2% in excess of the interest rate otherwise applicable to such Term Loan on such day; provided that, if (x) an Event of Default described in Section 9.7 occurs with respect to the Borrower, or (y) the principal of any of the Term Notes is declared to be immediately due and payable pursuant to Section 9 hereof, then the Past-Due Rate for each day thereafter (after as well as before judgment) shall be equal to 18%.

        3.4 Capital Adequacy. If any Lender shall have determined that the applicability of any law, rule, regulation or guideline adopted after the date hereof (it being agreed that "adopted after the date hereof" shall include compliance by a Lender or any lending office or holding company of a Lender with any Basle Law whether or not such Basle Law was in effect, applicable or phased in on or prior to or after the date hereof pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards" (said laws, rules, regulations and guidelines being sometimes herein referred to as "Basle Laws")), or the adoption after the date hereof of any other law, rule, regulation or guideline regarding capital adequacy (any such other law, rule, regulation or guideline being sometimes herein referred to as "Other Laws"), or any change in any of the foregoing (after the date hereof in respect of Other Laws; before or after the date hereof in respect of Basle Laws) or in the enforcement or interpretation or administration of any of the foregoing(after the date hereof in respect of Other Laws; before or after the date hereof in respect of Basle Laws) by any court or any Government Authority, central bank or comparable agency charged with the enforcement or interpretation or administration thereof, or compliance by any Lender (or any lending office of any Lender) or any holding company of any Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its Term Loan Commitments, Term Loans or any of its other obligations hereunder to a level below that which such Lender or such Lender's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy) by an amount deemed by such Lender to be material, then, upon demand by such Lender (or by the Agent on such Lender's behalf), the Borrower shall pay to such Lender from time to time such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered, together with interest on each such amount from the date demanded until payment in full (after as well as before judgment) thereof at the Base Rate. A certificate of such Lender submitted to the Borrower as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount or amounts, such Lender may use any method of averaging and attribution as it (in its sole and absolute discretion) shall deem applicable.

        3.5 Compensation. (a) The Borrower shall compensate each Lender, upon written request by such Lender (which request shall be made through the Agent and shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by such Lender to lenders of funds borrowed by it to make or carry its Term Loans to the Borrower and any reasonable loss (including any loss of margin) sustained by such Lender in connection with the re-employment of such funds), which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a borrowing of an Term Loan does not occur on a date specified therefor in a Notice of Borrowing (whether or not withdrawn), (ii) if any prepayment or repayment of any of its Term Loans is not made on any date specified in a notice thereof given by the Borrower, or (iii) as a consequence of any default under this Agreement.

        (b) If any Term Loan shall be repaid on a date other than the Maturity Date, in addition to the prepayment premium payable pursuant to Section 2.5(b), the Borrower shall compensate each Lender, upon written request by such Lender (which request shall be made through the Agent and shall set forth the basis for requesting such amounts), for the difference, for the period from the date of such prepayment and the Maturity Date, between (i) any interest paid by such Lender to lenders of funds borrowed by it to make or carry such Term Loan and
(ii) any interest received by such Lender in connection with the re-employment of such funds.

        Section 4.      COMMITMENT FEE, ETC.

        4.1 Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee with respect to their respective Term Loan Commitments for the period commencing on the Closing Date, to and including the Maturity Date, computed at a rate per annum equal to 1/4 of 1% on the average daily Unutilized Term Loan Commitment of such Lender during the period for which payment is made. Such commitment fee shall be payable quarterly in arrears on each Quarterly Payment Date, commencing with the first such date to occur in calendar year 2001, and on the Maturity Date.

        4.2 Facility Fee. The Borrower agrees to pay to the Agent for its own account a non-refundable $80,000 per annum fee, such fee to be paid on the Closing Date and thereafter annually in advance on each anniversary of the Closing Date until the Term Loans are paid in full.

        Section 5.      PAYMENTS, ETC.

        5.1 Payments on Non-Business Days; Calculations. Whenever any payment to be made hereunder or under any Term Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and interest shall be payable at the applicable rate during such extension. Interest and commissions hereunder and under the Term Notes shall be calculated on the basis of a 360-day year and the actual number of days elapsed; if for any reason a Term Loan is repaid on the same day on which it is made, one day's interest (subject to the other provisions of this Agreement) shall be paid on that Term Loan. The Borrower hereby authorizes and directs the Agent and each Lender to charge any account of the Borrower maintained at any office of the Agent or such Lender with the amount of any principal, interest or fee when the same becomes due and payable under the terms hereof or of the Term Notes; provided, however, that neither the Agent nor any Lender shall be under any obligation to charge any such account.

        5.2     Net Payments; Application.

                (a) All payments hereunder and under the Term Notes (including, without limitation, repayments and prepayments pursuant to Section
2) shall be made by the Borrower to the Agent in freely transferable U.S. dollars and in same day funds at the Closing Office without setoff or counterclaim and in such amounts as may be necessary in order that all such payments (after (i) withholding for or on account of any present or future taxes, levies, imposts, duties or other similar charges of whatsoever nature imposed on the amounts described above by any government or any political subdivision or taxing authority thereof, other than any tax (other than such taxes referred to in clause (ii) below) imposed on a Lender pursuant to the income tax laws of the jurisdiction where such Lender's principal or lending office or offices are located (collectively, the "Taxes") and (ii) deduction of an amount equal to any taxes on or measured by the net income payable to such Lender with respect to the amount by which the payments required to be made by this Section 5.2 exceed the amount otherwise specified to be paid under this Agreement and the Term Notes) shall not be less than the amounts otherwise specified to be paid under this Agreement and the Term Notes. With respect to each such deduction or withholding imposed in respect of any payment by or on behalf of the Borrower, the Borrower shall promptly (and in no event later than 30 days thereafter) furnish to the Agent such certificates, receipts and other documents as may be required to establish any tax credit, exemption or reduction in rate to which any Lender or holder of a Term Note may be entitled. Each Lender, other than a Lender organized and existing under the laws of the United States of America or any political subdivision thereof, agrees to furnish the Borrower, as soon as practicable after any written request of the Borrower to such effect, any executed form reasonably requested by the Borrower such as IRS Form W-8BEN or W-8ECI, and any other applicable form as to such Lender's entitlement, if any, to exemption from, or a reduced rate of, or its subjection to, United States withholding tax on amounts payable to it hereunder by the Borrower or under the Term Notes and each such Lender undertakes to use its best efforts promptly to notify the Borrower of any material change in any information, statement or form so furnished to the Borrower; provided, however, that any failure on the part of any Lender to furnish any such information, statements or forms shall in no way affect the obligations of the Borrower or the rights of any Lender under the terms of this Agreement or of the Term Notes. Notwithstanding the foregoing, in the event any Lender fails to furnish any such information, statements or forms to the Borrower, the Borrower shall only pay to such Lender such amounts under this Agreement and the Term Notes as are due without those additions described in clauses (i) and (ii) above that would not have been required had such information, statements or forms been provided in a timely fashion. As promptly as practicable after any Lender becomes aware of the existence or occurrence of an event giving rise to the imposition of United States withholding tax upon amounts payable to it hereunder by the Borrower or under the Term Notes, such Lender shall use its best efforts to transfer its Term Loans to another office of such Lender with a view to avoiding or mitigating the consequences of such tax. If any Lender determines that it is unable to effect such transfer on or before the thirtieth day after the date such Lender becomes aware of the existence or occurrence of an event giving rise to the imposition of United States withholding tax, such Lender shall promptly give notice of such determination to the the Borrower. If the Borrower receives notice of such determination from such Lender, the Borrower may, by notice to such Lender, indicate its intention to prepay the Term Loans owed by it in full (but with all interest accrued to the date of prepayment on the Term Loans and all other amounts then payable to such Lender hereunder) on the tenth Business Day after the date of such notice of intention. On or before the tenth day after receipt of any such notice of intention, such Lender may, by notice to the Borrower, irrevocably elect to receive payments hereunder reduced by the amount of such withholding. If such an election is so made, the Borrower (i) shall cease to be under any further obligation to pay any such additional amount in respect of such withholding and (ii) shall cease to be entitled so to prepay the Term Loan by virtue of being required to make such withholding. Any Lender which is or becomes subject to such withholding tax agrees to use its best efforts to provide to the the Borrower with an affidavit, within 30 days after such Lender files its tax return, setting forth the amount of any tax credit it received with respect thereto.

                (b) Unless otherwise specifically provided herein, all payments under or pursuant to, or in satisfaction of any of the Borrower's obligations under this Agreement or under the Term Notes (including any received in connection with the foreclosure upon or other realization on any Collateral) will be applied in the following order of priority: (i) to any amounts not otherwise listed in this Section 5.2(b) then due and payable by the Borrower under this Agreement, the Term Notes or the Security Documents, (ii) to any fees then due and payable pursuant to Section 4 of this Agreement, (iii) to any interest on the Term Loans (unless otherwise specified by the Borrower, pro rata according to the aggregate amount of interest then due and payable on such Term Loans) then due and payable, (iv) to any principal amount then due under the Term Loans, and (v) to any amounts owed by the Borrower not then due on such Term Notes.

        5.3 Distribution by Agent. All payments received by the Agent on behalf of the Lenders on account of principal and interest under this Agreement or the Term Notes shall be promptly distributed by the Agent to the Lenders (in the type of funds received by the Agent) as follows: (a) if in respect of principal of any Term Loans made to the Borrower then on a pro rata basis to each of the Lenders having Term Loans outstanding; (b) if in respect of interest paid on the Term Loans pursuant to Section 3, then on a pro rata basis to each of the Lenders having Term Loans outstanding; and (c) if in respect of a payment under Section 5.2(a) hereof, to each Lender in accordance with its entitlement thereto.

        Section 6.      CONDITIONS PRECEDENT TO TERM LOANS.

        The Lenders shall not be obligated to make the Term Loans hereunder unless on the Borrowing Date of such Term Loans (unless otherwise specifically indicated) the following conditions have been fulfilled to the satisfaction of the Agent:

        6.1 Default, etc. On the Borrowing Date of such Term Loan (and after giving effect to all Term Loans being made on such date), there shall exist no Default or Event of Default and all representations and warranties made by the Credit Parties herein or in the other Loan Documents or otherwise by the Credit Parties in writing in connection herewith or therewith shall be true and correct in all material respects with the same effect as though such representations and warranties have been made at and as of such time.

        6.2 Term Notes. The Agent shall have received for each of the Lenders the Term Notes, each duly executed and completed by the Borrower.

        6.3 Form U-1. If requested by any Lender prior to the time of the making of such Term Loans, the Borrower shall have delivered to such Lender a duly completed Form U-1 of the Board of Governors of the Federal Reserve System.

        6.4 Supporting Documents of the Credit Parties. There shall have been delivered to the Agent (with sufficient copies for each of the Lenders) such information and copies of documents, approvals (if any) and records (certified where appropriate) of corporate, partnership and legal proceedings as the Agent or any Lender may have reasonably requested relating to the Credit Parties' entering into and performance of the Loan Documents and the other agreements and documents related thereto to which each is a party. Such documents shall, in any event, include:

                (a) certified copies of the Charter Documents of each Credit Party;

                (b) certificates of authorized officers or managers of the each of the General Partner and each other Person executing any Loan Document on behalf of any Loan Party, certifying the resolutions of such entity relating to the entering into and performance of the Loan Documents to which it or its related Loan Party is a party, and the transactions contemplated thereby;

                (c) certificates of authorized officers or managers of the each Loan Party and other Person executing any Loan Document on behalf of any Loan Party with respect to the respective incumbency and specimen signatures of each such Person's, officers, managers or representatives authorized to execute such documents and any other documents and papers, and to take any other action, in connection therewith; and

                (d) a certificate of an authorized officer or manager of each of the General Partners, each certifying, as of the date of the Term Loan, compliance with the conditions of Sections 6.1, 6.5(d) and 6.7, and also the absence of any Material Adverse Changes of the type referred to in Section 6.9.

        6.5     Security Documents. There shall have been delivered to the
Agent:

                (a) A security agreement executed by the Borrower substantially in the form of Exhibit C-1 hereto and by Drive BOS LP substantially in the form of Exhibit C-2 hereto (each, as the same may from time to time be amended, restated, supplemented or otherwise modified, a "Security Agreement"), covering all of such Person's present and future personal property;

                (b) A pledge agreement executed by the Borrower substantially in the form of Exhibit D hereto (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "Pledge Agreement"), covering all of the Borrower's present and future Equity Interests in any Subsidiary. These pledges in favor of the Agent shall have been recorded on the Borrower's records and transfer books.

                (c) Such consents of third parties as are required or as the Agent may request, and such notices to issuers, paying agents and trustees as the Agent may request.

                (d) Evidence satisfactory to the Agent of all filings of financing statements (and assignments thereof) under the applicable Uniform Commercial Code, and all other actions with respect to the Liens created by the Security Documents as are necessary or appropriate to perfect such Liens.

        6.6 Certifications; Financial Statements. A letter (substantially in the form of Exhibit E hereto) from the CFO of the Borrower and Drive BOS LP to the effect that, after giving effect to the transactions contemplated by this Agreement, each such Person (x) is Solvent, (y) does not have unreasonably small capital to conduct its business, and (z) has not incurred debts beyond its ability to pay such debts as they become due.

        6.7 Approvals and Consents. All orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by (all of the foregoing, "Requisite Consents"), any Government Authority, or any other Person, required to authorize or required in connection with the execution, delivery and performance of this Agreement, the other Loan Documents and the transactions contemplated hereby and thereby by any Credit Party shall have been obtained (and, if so requested, furnished to the Agent, with sufficient copies for the Lenders).

        6.8 Legal Opinions. The Agent shall have received legal opinions, addressed to the Agent and the Lenders and dated the Closing Date, of counsel to the Loan Parties covering the matters set forth in Exhibit F hereto and such other matters as the Agent or any Lender may reasonably request.

        6.9     Adverse Change.

                (a) There shall have been, in the Agent's opinion, no Material Adverse Change with respect to any Loan Party since August 1, 2000.

                (b) None of the Agent nor any Loan Party shall have become aware of any previously undisclosed information with respect to any Loan Party, which, in the Agent's opinion, would have a Material Adverse Effect.

        6.10    Change in Law; No Opposition.

                (a) On the date of such Term Loan, no change shall have occurred in applicable law, or in applicable regulations thereunder or in interpretations thereof by any Government Authority which, in the opinion of any Lender, would make it illegal for such Lender to make the Term Loans required to be made on such date.

                (b) No suit, action or proceeding shall be pending or threatened before or by any Government Authority seeking to restrain or prohibit the consummation of the transactions contemplated by this Agreement.

        6.11 All Proceedings to be Satisfactory. All corporate, partnership (if any), limited liability company and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement and the other documents referred to herein shall be satisfactory in form and substance to the Agent, and the Agent and any Lender shall have received all information and copies of all documents which the Agent or such Lender may reasonably have requested in connection herewith, such documents where appropriate to be certified by proper corporate officials or governmental authorities.

        6.12 Fees and Expenses. The legal fees and expenses of the Agent's New York counsel and (if any) local or special counsel in connection with the transactions contemplated by this Agreement shall (to the extent demand for payment thereof shall have been made) have been paid in full by the Borrower.

        6.13 Closing Checklist. The documentation set forth in Annex A hereto, satisfactory to the Agent in form and substance, shall have been delivered to the Lenders on or before the Closing Date and such other actions referred to therein shall have been taken.

        All documents, agreements, certificates, financial statements, legal opinions, analyses, reports and other papers required to be delivered by this
Section 6 shall be in form and substance satisfactory to the Agent and shall be delivered (with sufficient copies for each of the Lenders) to the Agent at its Closing Office or as the Agent may otherwise direct.

        Section 7.      AFFIRMATIVE COVENANTS.

        Each Loan Party party hereto covenants and agrees that, so long as this Agreement is in effect and until the Commitments are terminated and all of the Term Loans, together with interest and all other obligations incurred hereunder, are paid in full, such Loan Party will perform, and will cause each of its respective Restricted Subsidiaries to perform, the obligations set forth in this
Section 7.

        7.1 Financial Statements. The Borrower will furnish to the Agent and each Lender:

                (a) As soon as practicable and in any event within 21 days after the close of each month of each Fiscal Year, as at the end of and for the period commencing at the end of the previous Fiscal Year and ending with the end of such month, as the case may be, an unaudited consolidated balance sheet of the Consolidated Group and a consolidated statement of income and change in retained earnings of the Consolidated Group, together with a monthly cash flow statement, such statements to be accompanied by consolidating balance sheets, income statements and other relevant consolidating information for the various members of the Consolidated Group, all in reasonable detail and certified by the CFO of the Borrower subject to year-end audit and adjustments and setting forth in comparative form (to the extent available) the corresponding figures as of one year prior thereto or for the appropriate periods of the preceding Fiscal Year, as the case may be;

                (b) As soon as practicable and in any event within the earlier of (x) five days after the Borrower receives same or (y) one hundred twenty (120) days after the close of each Fiscal Year of the Consolidated Group, as at the end of and for the Fiscal Year just closed, as the case may be, a consolidating and consolidated balance sheet(s) of the Consolidated Group, and a consolidating and consolidated statement(s) of income and retained earnings of the Consolidated Group for such Fiscal Year setting forth, in the case of consolidating and consolidated balance sheets and statements, the corresponding figures of the previous annual audit (to the extent available) in comparative form, all in reasonable detail and accompanied by the Auditors' opinion (without any qualification unacceptable to the Agent) that such Financial Statements have been prepared in accordance with GAAP consistently applied and fairly present the financial condition and results of operations of the Consolidated Group as at the Fiscal Year-End and for the Fiscal Year indicated, such Financial Statements to be accompanied by (x) consolidating balance sheets, and income statements and other relevant consolidating information for the various members of the Consolidated Group, (y) a certificate of said Auditors that, in conducting their audit in connection with such Financial Statements, they obtained no knowledge of the existence of any Event of Default or Default or, if in the opinion of such Auditors, any Event of Default or Default exists, specifying the nature thereof and the period of existence thereof, and (z) a certificate, in form and substance satisfactory to the Agent and the Required Lenders, setting forth (1) the Auditors' calculations with respect to compliance with Section 8.16 and (2) the Auditors' calculations of amounts due pursuant to
Section 2.4 for the immediately preceding Fiscal Year;

                (c) As soon as practicable and in any event within 21 days after the close of each quarter of each Fiscal Year, a certificate in form and substance satisfactory to the Agent and signed by the CFO and the CEO of the Borrower (each such certificate, a "Quarterly Certificate") stating (i) that a review of the activities of the Consolidated Group during such quarter has been made under their supervision with a view to determining whether each of the Credit Parties has observed, performed and fulfilled all of its obligations under this Agreement and the other Loan Documents, and (ii) that there exists no Event of Default or Default, or if any Event of Default or Default exists, specifying the nature thereof, the period of existence thereof and what action the affected Loan Party proposes to take with respect thereto; together with a certificate of said CFO, in form and substance satisfactory to the Agent, setting forth the Borrower's calculations with respect to its compliance with
Section 8.16;

                (d) Promptly upon receipt thereof, copies of all detailed financial reports and Management Letters, if any, submitted to any member of the Consolidated Group by the Auditors, in connection with each annual or interim audit of their respective books by such Auditors;

                (e) As soon as possible and in any event (A) within 30 days after a Loan Party, or any of its ERISA Affiliates knows that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Pension Plan has occurred or is expected to occur and (B) within 10 days after a Loan Party or any of its ERISA Affiliates knows that any other Termination Event with respect to any Pension Plan has occurred or is expected to occur, a statement of the CFO of the Borrower describing such Termination Event and the action, if any, which the affected Loan Party or ERISA Affiliate proposes to take with respect thereto;

                (f) Promptly and in any event within five Business Days after receipt thereof by a Loan Party or any of its ERISA Affiliates from the PBGC, copies of each notice received by such Person of the PBGC's intention to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, any notice of noncompliance issued by the PBGC with respect to a proposed standard termination of a Pension Plan, and any notice issued by the PBGC with respect to a proposed distress termination of a Pension Plan;

                (g) Promptly and in any event within 30 days after the filing thereof with the IRS, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Pension Plan;

                (h) Promptly and in any event within five Business Days after receipt thereof by a Loan Party or any of its ERISA Affiliates from a Multiemployer Plan sponsor, a copy of each notice received by such Person concerning (x) the imposition or amount of withdrawal liability under Subtitle E of Title IV of ERISA or (y) any determination by a Multiemployer Plan sponsor that such Multiemployer Plan is, or is expected to be, in "reorganization" (within the meaning of Section 4241 of ERISA) or "insolvent" (within the meaning of Section 4245 of ERISA), or has incurred or is expected to incur an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code);

                (i) No later than 30 days prior to each Fiscal Year-End, the operating and capital budgets of each member of the Consolidated Group for the coming Fiscal Year, in form satisfactory to the Agent and accompanied by such information related thereto as the Agent may request;

                (j) With reasonable promptness, such other information respecting the business, properties, operations, prospects or condition (financial or otherwise) of any member of the Consolidated Group as the Agent or any Lender may from time to time reasonably request;

                (k) As soon as available and in any event within 10 days after the end of each month, a collateral summary report with respect to all securitizations then outstanding, in form and substance acceptable to the Agent, including in such report information as to cash available to pay the amounts due pursuant to Section 2.4(a);

                (l) As soon as available and in any event within 10 days after the end of each month, a report on the compliance with the trigger events and events of default set forth in the agreements relating to all outstanding securitizations, and promptly (and in no event later than 3 days) following the occurrence of any default under any such agreement, notice of such; and

                (m) any other financial information relating to any outstanding securitization as shall be reasonably requested by the Agent or any Lender.

        7.2 Notice of Litigation. The Borrower will promptly give written notice to the Agent (who shall promptly forward same to the Lenders) of (i) any action or proceeding, or to the extent any Key Person or any executive officer of any Loan Party may have any knowledge thereof, any claim, which may reasonably be expected to be commenced or asserted against any member of the Consolidated Group in which the amount involved is $100,000 or more, and (ii) any dispute which may exist between any member of the Consolidated Group and any Government Authority (including any audit by the IRS).

        7.3 Payment of Charges. Each Loan Party will duly pay and discharge, and will cause each of its Subsidiaries and Restricted Subsidiaries to duly pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon or against it or its property or assets, or upon any property leased by it, prior to the date on which penalties attach thereto, unless and to the extent only that such taxes, assessments and governmental charges or levies are being contested in good faith and by appropriate proceedings diligently conducted and such Loan Party or its Restricted Subsidiary has set aside on its books adequate reserves therefor in accordance with GAAP, (ii) all lawful claims, whether for labor, materials, supplies, services or anything else, which might or could, if unpaid, become a lien or charge upon such property or assets, unless and to the extent only that the validity thereof is being contested in good faith and by appropriate proceedings diligently conducted, and (iii) all its trade bills when due in accordance with their original terms, including any applicable grace periods, unless and to the extent only that such trade bills are being contested in good faith and by appropriate proceedings diligently conducted.

        7.4     Insurance.

                (a) Each Loan Party will keep, and will cause each of its Subsidiaries and Restricted Subsidiaries to keep, (i) all of its insurable property insured at all times with financially sound and responsible insurance carriers against loss or damage by fire and other risks, casualties and contingencies as required by the Security Documents and in such manner and to the extent that like properties are customarily so insured by other Persons engaged in the same or similar business similarly situated, and (ii) adequate insurance at all times with financially sound and responsible insurance carriers against liability on account of damage to persons and properties and under all applicable workmen's compensation laws;

                (b) Each Loan Party will obtain, and will cause each of its Subsidiaries to obtain, adequate insurance covering such other risks as the Agent may reasonably request; and keep, and cause each of its Subsidiaries to keep, such insurance in effect to the extent so requested; and

                (c) The Borrower will cause to be delivered to the Agent, within 20 days after each annual anniversary of the issuance of each life insurance policy referred to in Section 9.6, evidence satisfactory to the Agent of the payment in full of premiums for such policy for the following year.

        7.5 Maintenance of Records. Each Loan Party will keep, and will cause each of its Subsidiaries and Restricted Subsidiaries to keep, at all times books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs, and each such Loan Party will provide, and will cause each of its Subsidiaries and Restricted Subsidiaries to provide, adequate protection against loss or damage to such books of record and account.

        7.6 Preservation of Partnership Existence. The Borrower will maintain and preserve its partnership existence and right to carry on its business and duly procure all necessary renewals and extensions thereof, and maintain, preserve and renew all rights, powers, privileges and franchises which in the opinion of the board of directors of the General Partner, continue to be advantageous to it and comply in all material respects with all applicable Legal Requirements and, in each such case, cause each of its respective Special Purpose Subsidiaries and Restricted Subsidiaries so to do. Without limiting the generality of the foregoing, the Borrower agrees to (and to cause each Subsidiary to) qualify to do business as a foreign corporation in each jurisdiction where the nature of its business and the operations conducted by it therein require it to be so qualified. The General Partner will maintain and preserve its limited liability company existence and right to carry on its business and duly procure all necessary renewals and extensions thereof, and maintain, preserve and renew all rights, powers, privileges and franchises which in the opinion of the board of directors of the General Partner continue to be advantageous to it and comply in all material respects with all applicable Legal Requirements.

        7.7 Preservation of Assets. Each Loan Party will keep and will cause each of its Special Purpose Subsidiaries and Restricted Subsidiaries so to keep, its property in good repair, working order and condition and from time to time make all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, so that the business carried on by it may be properly and advantageously conducted at all times in accordance with prudent business management.

        7.8     Inspection of Books and Assets.

                (a) Each Loan Party will allow any representative, officer or accountant of any Lender or the Agent to visit and inspect any of its property, to examine its books of record and account and to discuss its affairs, finances and accounts with its officers or managers, and at such reasonable time and as often as any Lender or the Agent may request and, in each such case, cause each of its Restricted Subsidiaries so to do.

                (b) Each Loan Party will allow any representative, officer or accountant of any Lender or the Agent to discuss the Financial Statements, the other financial information from time to time delivered hereunder and the financial condition of members of the Consolidated Group with the Auditors. Each Loan Party hereby irrevocably authorizes the Auditors to discuss the foregoing with all such Persons.

        7.9 Payment of Indebtedness. Each Loan Party will duly and punctually pay, or cause to be paid, the principal of and the interest on all Indebtedness for Money Borrowed heretofore or hereafter incurred or assumed by such Person, or in respect of which such Person shall otherwise be liable, when and as the same shall become due and payable, unless such Indebtedness for Money Borrowed be renewed or extended, and will (and will cause each Subsidiary to) faithfully observe, perform and discharge all the covenants, conditions and obligations which are imposed on such Person by any and all indentures and other agreements securing, relating to, or evidencing such Indebtedness for Money Borrowed or pursuant to which such Indebtedness for Money Borrowed is incurred, and such Person will not permit any act or omission to occur or exist which is or may be declared to be a default thereunder, provided that the failure of any Loan Party so to do shall not create an Event of Default under Section 9.4 hereof to the extent such failure does not give rise to an Event of Default under Section 9.5 hereof.

        7.10 Further Assurances. Each Loan Party will, and will cause each of its Restricted Subsidiaries to, make, execute or endorse, and acknowledge and deliver or file, all such vouchers, invoices, notices, and certifications and additional agreements, undertakings, conveyances, transfers, assignments, or further assurances, and take any and all such other action, as the Agent or any Lender may, from time to time, deem necessary or proper in connection with this Agreement, the obligations of such Loan Party hereunder or under the Term Notes or any of the other Loan Documents to which such Loan Party is a party, or for the better assuring and confirming unto the Agent on behalf of the Lenders all or any part of the security for the Obligations.

        7.11 Notice of Default. Forthwith upon any Key Person or executive officer of any Loan Party obtaining knowledge of the existence of a Default or Event of Default, the Borrower will deliver to the Agent a certificate signed by an officer or manager of the Borrower specifying the nature thereof, the period of existence thereof, and what action the affected Person proposes to take with respect thereto.

        7.12 Reserves. Each Loan Party will set up, and will cause each of its Restricted Subsidiaries to set up, on its books from its earnings, reserves for bad debt in accordance with GAAP and in an aggregate amount deemed adequate in the judgment of such Loan Party and accepted by the Auditors in their annual audits.

        7.13 Arms-length Transactions. Each Loan Party will conduct and cause each of its Subsidiaries and Restricted Subsidiaries to conduct all transactions with any of their respective Affiliates on an arms-length basis.

        7.14 Solvency. Each Loan Party will continue to be Solvent and ensure each Restricted Subsidiary will continue to be Solvent.

        7.15 Cooperation. At the Agent's request, the Borrower will meet from time to time with (and provide financial information to) other financial institutions to which any Lender may wish to grant participations in the Term Loans, including potential Lender Assignees and potential Purchasing Lenders.

        Section 8.      NEGATIVE COVENANTS.

        Each Loan Party party hereto covenants and agrees that, so long as this Agreement is in effect and until the Commitments are terminated and all of the Term Loans, together with interest, and all other obligations incurred hereunder, are paid in full, such Loan Party will perform, and will cause each of its Restricted Subsidiaries to perform, the obligations set forth in this
Section 8 (unless it shall first have procured the written consent of the Required Lenders to do otherwise).

        8.1 Engage in Same Type of Business. No Loan Party party hereto will enter into, or permit any of its Restricted Subsidiaries to enter into, any business which is substantially different from the business in which it is engaged immediately prior to the Closing Date.

        8.2 Liens. No Loan Party party hereto will contract, create, incur, assume or suffer to exist any Lien upon or with respect to, or by transfer or otherwise subject to the prior payment of any indebtedness (other than the Term Loans), any of its property or assets, whether now owned or hereafter acquired, or permit any of its Restricted Subsidiaries so to do; except (i) liens for tax assessments, levies or governmental charges not yet due or which are being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP, and
(ii) other liens, charges, and encumbrances incidental to the conduct of its business or the ownership of its property and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit and which do not materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business; and (iii) the following:

                (a) Liens in connection with workmen's compensation, unemployment insurance or other social security obligations;

                (b) Deposits or pledges securing the performance of bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature made in the ordinary course of business;

                (c) Mechanics', carriers', warehousemen's, workmen's, materialmen's, or other like liens arising in the ordinary course of business with respect to obligations which are not due or which are being contested in good faith by appropriate proceedings diligently conducted;

                (d) Encumbrances consisting of zoning regulations, easements, rights of way, survey exceptions and other similar restrictions on the use of real property or minor irregularities in titles thereto which do not materially impair use of such property by such Loan Party or its Subsidiaries in the operation of the business of such Loan Party or the Subsidiary owning the same;

                (e) Liens to the Agent and the Lenders securing such Loan Party's Obligations;

                (f)     Liens existing on the Closing Date and indicated on
Schedule 8.2(f) to this Agreement (other than those (if any) indicated on such Schedule with an asterisk, which shall be released or otherwise terminated on or prior to the Closing Date);

                (g) Financing statements filed to perfect a sale of Receivables to a Special Purpose Subsidiary permitted pursuant to Section 8.6 hereof;

                (h) Liens on miscellaneous office furniture and equipment incurred in connection with the lease thereof; provided that the aggregate amount of obligations secured by all of such Liens does not exceed $100,000 at any one time; and

                (i) Liens in favor of the Senior Lenders under the Senior Loan Agreements.

        8.3 Other Indebtedness. No Loan Party party hereto will contract, create, incur, assume or suffer to exist any Indebtedness for Money Borrowed or permit any of its Restricted Subsidiaries so to do; except

                        (i)     the Term Loans;

                        (ii) indebtedness existing on the Closing Date listed on Schedule 8.3 to this Agreement;

                        (iii) trade payables incurred in the ordinary course of business, provided that such trade payables (except to the extent being contested in good faith by appropriate proceedings diligently conducted and for which appropriate reserves have been established in accordance with GAAP) are not more than 60 days past due;

                        (iv) Indebtedness for Money Borrowed at any one time outstanding not in excess of $500,000; provided that no portion thereof is secured;

                        (v) Guarantees by such Person in favor of the Agent and the Lenders; and

                        (vi) indebtedness and Guaranties in favor of the Senior Lenders under the Senior Loan Agreements.

        8.4 Advances and Loans. The Borrower will not lend money or credit or make advances to any Person or permit any Restricted Subsidiary so to do; provided, that this covenant shall not prohibit any Loan Party or Subsidiary thereof which makes auto loans in the ordinary course of business from continuing to do so.

        8.5 Consolidation and Merger. No Loan Party party hereto will wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation or permit any Restricted Subsidiary so to do (or agree to do any of the foregoing at any future time) except that any wholly-owned Restricted Subsidiary of the Borrower may, with the prior written consent of the Agent, merge into the Borrower provided that the Borrower shall at all times be the continuing limited partnership.

        8.6 Sale of Assets. No Loan Party party hereto will Transfer (or agree to Transfer at any future time) or permit any Restricted Subsidiary so to do, (i) all or a substantial part of its property or assets or any part of such property or assets essential to the conduct of its business substantially as now conducted by such Loan Party, or (ii) any of its assets (other than equipment which is obsolete or no longer used or useful in the conduct of its business), except in the ordinary course of business; provided, however, that the Borrower or any of its Restricted Subsidiaries may Transfer Receivables to the Warehouse Subsidiaries pursuant to the Warehouse Receivables Purchase Agreements or to another Special Purpose Subsidiary.

        8.7 Purchase of Assets. No Loan Party party hereto will purchase, lease or otherwise acquire all or any substantial part of the property or assets of any Person, or permit any Restricted Subsidiary so to do, or purchase, lease or otherwise acquire property or net assets in excess of $1,000,000 in any Fiscal Year (other than purchases of auto loans from dealers in the ordinary course of business), or permit any Restricted Subsidiary so to do;

        8.8     Accounting Changes.

                (a) No Loan Party party hereto will make or permit any Subsidiary to make any significant change in accounting treatment and reporting practices except as permitted or required by GAAP.

                (b) No Loan Party party hereto will change its Fiscal Year or permit any Subsidiary to change its Fiscal Year unless the Agent consents in writing thereto (which consent shall not be unreasonably withheld, it being agreed that it shall not be unreasonable to withhold such consent if such proposed change would affect any computation required by Section 8.11 hereof or
Section 8.16 hereof, until appropriate amendments are made to this Agreement with respect thereto).

        8.9 Related Transactions. No Loan Party party hereto will enter into any transaction with any Person which is an Affiliate of such Loan Party or any Subsidiary or with which any officer or manager of such Loan Party or a Subsidiary has a financial interest, or with any Associate of any such Person, on more favorable terms than if such Person was totally unrelated, or permit any Subsidiary to so do.

        8.10    Subsidiaries; Other Securities. No Loan Party party hereto will
(x) sell, assign, transfer or otherwise dispose of, or in any way part with control of, any Equity Interests of a Subsidiary or any indebtedness or obligations of any character of any of its Subsidiaries, or permit any of its Subsidiaries so to do with respect to any Equity Interests of any other

Subsidiary or any indebtedness or obligations of any character of such Loan Party or any of its other Subsidiaries or Restricted Subsidiaries, or (y) issue, or permit any of its Subsidiaries or Restricted Subsidiaries to issue, any additional Equity Interests to any Person other than the Borrower or another Loan Party all of the Equity Interests in which are owned (directly or indirectly) by the Borrower and, in such case, no such Equity Interests shall be issued unless the terms thereof are satisfactory to the Agent and such additional Equity Interests are Satisfactorily Pledged.

        8.11 Capital Expenditures. No Loan Party party hereto will make capital expenditures (by Capitalized Lease Obligations or otherwise) for acquisitions, construction or improvement of fixed assets, or permit any of its Restricted Subsidiaries so to do, unless, after giving effect thereto, the aggregate amount of all such capital expenditures made by the Borrower and each of its Restricted Subsidiaries during such Fiscal Year would not exceed $2,000,000.

        8.12 Investments. No Loan Party party hereto will invest in (by capital contribution or otherwise), or acquire for investment or purchase or make any commitment to purchase the obligations or stock of, any Person or permit any of its Subsidiaries or Restricted Subsidiaries so to do, except (i) the purchase of marketable direct or guaranteed obligations of the United States of America, (ii) stock or obligations issued to such Loan Party or a Subsidiary in settlement of claims against others by reason of an event of bankruptcy or a composition or readjustment of debt or a reorganization of any debtor of such Loan Party or Subsidiary; and (iii) certificates of deposit and banker's acceptances of any of the Lenders or their branches. Without limiting the generality of the foregoing, no Loan Party will cause the formation of, establish or acquire any subsidiary or permit any Subsidiary so to do, other than a Special Purpose Subsidiary the Equity Interests of which are Satisfactorily Pledged, without the Required Lenders' prior written consent.

        8.13 Leasebacks. No Loan Party party hereto will enter into, or permit any of its Subsidiaries to enter into, any arrangement with any bank, insurance company or other lender or investor providing for the leasing to such Loan Party or any of its Restricted Subsidiaries of real property (i) which at the time has been or is to be sold or transferred by such Loan Party or any of its Restricted Subsidiaries to such lender or investor, or (ii) which has been or is being acquired from another person by such lender or investor or on which one or more buildings or facilities have been or are to be constructed by such lender or investor for the purpose of leasing such property to such Loan Party or a Restricted Subsidiary.

        8.14 Deposit Accounts. After termination of the Senior Loan Agreements, no Loan Party party hereto will maintain any significant deposit or operating account with any financial institution other than a financial institution satisfactory to the Agent which has executed with the Agent an agreement acknowledging (in form and substance satisfactory to the Agent) the Agent's dominion and control over all accounts maintained for such Loan Party and that such financial institution has been irrevocably directed by such Loan Party to, and will, henceforth deposit all monies received by such financial institution for such Loan Party's account into an account of such Loan Party over which the Agent has such dominion and control and a first priority security interest (such financial institution acknowledging it has notice of said security interest).

        8.15 Sale of Accounts Receivable. No Loan Party party hereto will sell, discount, transfer, assign or otherwise dispose of any of its accounts receivable, notes receivable, installment or conditional sales agreements or any other of its rights to receive income or monies howsoever evidenced or permit any Subsidiary so to do; provided, however, that any Loan Party or any Restricted Subsidiary may Transfer Receivables to the Warehouse Subsidiaries pursuant to the Warehouse Receivables Purchase Agreements or to another Special Purpose Subsidiary in connection with a securitization thereof.

        8.16 Tangible Net Worth. No Loan Party party hereto will permit the consolidated Tangible Net Worth of the Consolidated Group to be less than $1 on the last day of any fiscal quarter of such Person.

        8.17 Compliance with ERISA. No Loan Party party hereto will terminate, or permit any Restricted Subsidiary to terminate, any Pension Plan so as to result in any material (in the opinion of the Agent or the Required Lenders) liability of any Loan Party or any Restricted Subsidiary to the PBGC,
(ii) permit to exist the occurrence of any Reportable Event (as defined in Section 4043 of ERISA), or any other event or condition, which presents a material (in the opinion of the Agent or the Required Lenders) risk of such a termination by the PBGC of any Pension Plan, (iii) allow, or permit any Restricted Subsidiary to allow, the aggregate amount of "benefit liabilities" (within the meaning of Section 4001(a)(16) of ERISA) under all Pension Plans of which any Loan Party or any ERISA Affiliate is a "contributing sponsor" (within the meaning of Section 4001(a)(13) of ERISA) to exceed $100,000, (iv) allow, or permit any Restricted Subsidiary to allow, any Plan to incur an "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code), whether or not waived, (v) engage, or permit any Restricted Subsidiary or any Plan to engage, in any "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) resulting in any material (in the opinion of the Agent or the Required Lenders and considered by itself or together with all other such liabilities of the Borrower and all ERISA Affiliates) liability to any Loan Party or any ERISA Affiliate, (vi) allow, or permit any Restricted Subsidiary to allow, any Plan to fail to comply with the applicable provisions of ERISA and the Code in any material respect, (vii) fail, or permit any Restricted Subsidiary to fail, to make any required contribution to any Multiemployer Plan, or (viii) completely or partially withdraw, or permit a Restricted Subsidiary to completely or partially withdraw, from a Multiemployer Plan, if such complete or partial withdrawal will result in any material (in the opinion of the Agent or the Required Lenders) withdrawal liability under Title IV of ERISA.

        8.18    Other Agreements.

                (a) No Loan Party party hereto will amend or otherwise modify, directly or indirectly, any of its Charter Documents to establish more than one class of Equity Interests or to grant voting rights to holders of any other security issued such Loan Party, to alter the percentage required for any action to be taken by such Loan Party or to alter any "bankruptcy-remote" provision thereof.

                (b) The General Partner will not (i) amend or otherwise modify in any material manner, directly or indirectly, the Shareholders Agreement or (other than in respect of Equity Interests offered to it for purchase) waive any right under such agreement or (ii) become party to any other agreement among its members in the nature of a shareholders' or members' agreement.

        Section 9.      EVENTS OF DEFAULT.

        Upon the occurrence of any of the following specified events (each an "Event of Default"):

        9.1 Principal and Interest. The Borrower shall default in the due and punctual payment of (i) any principal due on any Term Loan made to it or any Note made by it; or (ii) any interest on any Term Loan made to it or Note made by it or in the due and punctual payment of amounts due hereunder; provided that failure to duly and punctually make an interest payment shall not be an Event of Default under this Section 9.1 if such interest payment is paid within five days after the date it is due and the Borrower has not been late in making an interest payment on any of the Term Notes more than once in the preceding 12 months; or

        9.2 Representations and Warranties. Any representation, warranty or statement made by any Credit Party or officer or manager thereof in any Loan Document to which such Person is a party or otherwise in writing by such Person in connection with any of the foregoing, or in any certificate or other statement furnished pursuant to or in connection with any of the foregoing, shall be breached or shall prove to be untrue in any material respect on the date as of which made; or

        9.3 Negative Covenants. Any Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to Section 7.11 or Section 8; or

        9.4 Other Covenants. Any Loan Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the provisions of this Agreement (other than those referred to in Sections 9.1, 9.2 or 9.3) and such default (which shall be capable of cure) shall continue unremedied for a period of 30 days after the earlier of the date on which (x) the Agent gives the Borrower notice thereof, or (y) a Key Person or an executive officer or manager of the Borrower becomes aware thereof; or

        9.5 Other Obligations. Any indebtedness of any Loan Party or a Subsidiary (i) shall be duly declared to be or shall become due and payable prior to the stated maturity thereof, or (ii) in respect of indebtedness in excess of $100,000 in an aggregate principal amount, shall not be paid as and when the same becomes due and payable including any applicable grace period, or there shall occur and be continuing any event which constitutes an event of default under any instrument, agreement or evidence of indebtedness relating to any indebtedness of any Loan Party or a Subsidiary in excess of $100,000 in aggregate principal amount, the effect of which is to permit the holder or holders of such instrument, agreement or evidence of indebtedness, or a trustee, agent or other representative on behalf of such holder or holders, to cause the indebtedness evidenced thereby to become due prior to its stated maturity; or

        9.6 Ownership; Keyman Insurance. Any Person other than an Original Member (or an heir, legatee or decedent estate of an Original Member) shall acquire any Equity Interest in Manager Co; or there shall not be in full force and effect on the Closing Date, with insurance companies satisfactory to the Agent, life insurance policies in the aggregate amount of $10,000,000 on Tom Brower naming the Agent (on behalf of the Lenders) as loss payee; or

        9.7 Insolvency. Any Loan Party or any Subsidiary shall dissolve or suspend or discontinue its business, or shall make an assignment for the benefit of creditors or a composition with creditors, shall be unable or admit in writing its inability to pay its debts as they mature, shall file a petition in bankruptcy, shall become insolvent (howsoever such insolvency may be evidenced), shall be adjudicated insolvent or bankrupt, shall petition or apply to any tribunal for the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, shall commence any proceedings relating to it under any bankruptcy, reorganization, arrangement, readjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or there shall be commenced against any Loan Party or any Restricted Subsidiary any such proceeding which shall remain undismissed for a period of 60 days or more, or any order, judgment or decree approving the petition in any such proceeding shall be entered; or any Loan Party or any Restricted Subsidiary shall by any act or failure to act indicate its consent to, approval of or acquiescence in, any such proceeding or in the appointment of any receiver, liquidator or trustee of or for it or any substantial part of its property or assets, or shall suffer any such appointment to continue undischarged or unstayed for a period of 60 days or more; or any Loan Party or any Restricted Subsidiary shall take any action for the purpose of effecting any of the foregoing; or any court of competent jurisdiction shall assume jurisdiction with respect to any such proceeding or a receiver or trustee or other officer or representative of a court or of creditors, or any court, governmental officer or agency, shall under color of legal authority, take and hold possession of any substantial part of the property or assets of any Loan Party or any Restricted Subsidiary; or

        9.8 Security Documents. The breach by any Loan Party of any term or provision of any Security Document or Loan Document (other than this Agreement) to which such Person is a party, which default in the judgment of the Agent is material, or if any such Security Document or Loan Document is at any time not in full force and effect; or any of the Security Documents shall fail to grant to the Agent on behalf of the Lenders the Liens (if any) intended to be created thereby;

        9.9     Judgments.

                (a) Any final non-appealable judgment for the payment of money in excess of $500,000 (after giving effect to any amount covered by insurance as to which the insurer shall not have denied or questioned its obligation to pay) shall be rendered against any Loan Party or any Subsidiary; or

                (b) Final judgment for the payment of money in excess of $500,000 shall be rendered against any Loan Party or any Subsidiary, and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed or contested in good faith; or

        9.10 Senior Loan Agreements. Any Event of Default (as such term is defined in each of the Senior Loan Agreements) shall have occurred and be continuing under any the Senior Loan Agreements.

        9.11 Material Adverse Change. The occurrence of any Material Adverse Change with respect to any Loan Party, as determined by the Agent in its sole and absolute discretion.

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Agent may (and shall, if instructed in writing by the Required Lenders) by written notice to the Borrower: (i) declare the principal of and accrued interest on the Term Loans of the Borrower to be, whereupon the same shall forthwith become, due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and/or (ii) declare the Commitments of the Lenders to make the Term Loans terminated, whereupon such Commitments shall forthwith terminate immediately; provided that if any Event of Default described in Section 9.7 shall occur with respect to the Borrower, the result which would otherwise occur only upon the giving of written notice by the Agent to the Borrower as herein described shall occur automatically, without the giving of any such notice.

Section 9A.     GUARANTY.

        In order to induce the Lenders and the Agent to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Drive BOS LP from the proceeds of the Term Loans, Drive BOS LP hereby agrees with the Lenders and the Agent as follows.

        9A.1    The Guaranty. Drive BOS LP hereby unconditionally and
irrevocably guarantees as primary obligor and not merely as surety the full and prompt payment when due (whether upon maturity, by acceleration or otherwise) of any and all Obligations of the Borrower (including without limitation all interest which may be payable thereon prior to or during the pendency of any insolvency or similar proceeding with respect to the Borrower). If any or all of such Obligations of the Borrower become due and payable hereunder, Drive BOS LP unconditionally promises to pay such indebtedness of the Borrower to the Agent on behalf of the Lenders, or order, on demand, together with any and all expenses which may be incurred by the Lenders or the Agent in collecting any of the indebtedness of the Borrower. If the Agent or the Lenders are prevented by law from accelerating any of the indebtedness of the Borrower in accordance with the terms of any agreement or instrument governing same, the Agent shall be entitled to receive hereunder from Drive BOS LP, upon demand therefor, the sum which would have otherwise been due had such acceleration occurred. The word "indebtedness" is used in this Section 9A in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with the Obligations, in each case heretofore, now or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable. Without limiting the generality of the foregoing, Drive BOS LP acknowledges that this guaranty is a guaranty of payment, not a guaranty of collection.

        9A.2    Bankruptcy. Additionally, Drive BOS LP unconditionally and irrevocably guarantees the payment of any and all Obligations of the Borrower, whether or not due or payable, upon the occurrence in respect of the Borrower of any of the events specified in Section 9 hereof (including without limitation any of the events specified in Section 9.7 hereof) and unconditionally promises to pay such indebtedness to the Agent on behalf of the Lenders, or order, on demand, in lawful money of the United States, without setoff or counterclaim.

        9A.3    Nature of Liability. The liability of Drive BOS LP under this
Section 9A is exclusive and independent of any security or other guaranty of the indebtedness of the Borrower whether executed by Drive BOS LP or by any other party, and the liability of Drive BOS LP hereunder shall not be affected or impaired by (a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution or termination of the Borrower, or (e) any payment made to the Agent or to any or all Lenders on the indebtedness of the Borrower which such Agent, Lender or Lenders are required to repay to the Borrower pursuant to a court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Drive BOS LP waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

        9A.4    Independent Obligation.

                (a) The obligations of Drive BOS LP under this Section 9A are independent of the obligations of any other guarantor or the Borrower, and any security for or other guarantee of the indebtedness of the Borrower, and a separate action or actions may be brought and prosecuted against Drive BOS LP whether or not action is brought against any other guarantor or the Borrower or any security held by the Agent and without pursuing any other remedy, and whether or not any other guarantor or the Borrower be joined in any such action or actions. Drive BOS LP waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the

Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to Drive BOS LP. The Agent's and Lenders' rights under this Section 9A will not be exhausted by any action or inaction by the Agent or the Lenders until all of the indebtedness has been indefeasibly paid in full.

                (b) The liability of Drive BOS LP hereunder is not affected or impaired by any direction or application of payment by the Borrower or by any other party, or by any other guarantee or undertaking of Drive BOS LP or any other party as to the indebtedness of the Borrower, by any payment on, or in reduction of, any such other guarantee or undertaking, by the termination, revocation or release of any obligations hereunder or of any other guarantor, or by any payment made to the Agent or the Lenders on the indebtedness which the Agent or the Lenders repay to the Borrower or any other guarantor or other person or entity pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, or any other fact or circumstance which would otherwise excuse the obligation of a guarantor or surety, and Drive BOS LP waives any right to the deferral or modification of Drive BOS LP's obligations hereunder by reason of any such proceeding, fact or circumstance. This Section 9A shall continue to be effective in accordance with its terms, or be reinstated, as the case may be, if at any time payment, or any part thereof, of or with respect to any of the indebtedness is rescinded or must otherwise be restored or returned by the Agent or a Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other payor thereof, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other payor thereof or any substantial part of its property, or otherwise, all as though such payments had not been made.

        9A.5    Authorization. Drive BOS LP authorizes the Agent and the
Required Lenders without notice or demand, and without affecting or impairing its or their liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Obligations of the Borrower or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from the Borrower, any guarantor or any other party for the payment of this guaranty or the indebtedness and exchange, enforce, waive and release any such security or accept additional or substituted security, (c) apply such security and direct the order or manner of sale thereof as the Agent in its discretion (subject to the other provisions of this Agreement) may determine and (d) release, add or substitute any one or more endorsers, guarantors or other obligors. Any modifications, renewals and extensions of the indebtedness of the Borrower may be made at any time by the Required Lenders or the Agent on behalf of the Lenders, before or after any termination of this Agreement, and Drive BOS LP shall be fully liable for any such modifications, renewals or extensions. The Agent on behalf of the Lenders may take any of the foregoing actions upon any terms and conditions as the Agent may elect, without giving notice to Drive BOS LP or obtaining the consent of Drive BOS LP and without affecting the liability of Drive BOS LP to the Agent or the Lenders.

        9A.6    Reliance. It is not necessary for the Lenders or the Agent to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder. Drive BOS LP assumes full responsibility for keeping fully informed of the financial condition of the Borrower and all other circumstances affecting the Borrower's ability to perform its obligations to the Agent and the Lenders, and agrees that neither the Agent nor any Lender will have any duty to report to Drive BOS LP any information which the Agent or any Lender receives about the Borrower's financial condition or any circumstances bearing on its ability to perform, and expressly waives any right to receive such information and any defense based upon failure to receive such information.

        9A.7    Subordination. Any indebtedness of the Borrower now or hereafter held by Drive BOS LP, whether in connection with this Section 9A or other provisions of this Agreement, or whether completely independent of this Agreement and the indebtedness, is hereby subordinated to the indebtedness of the Borrower to the Lenders; and such indebtedness of the Borrower to Drive BOS LP shall be collected, enforced and received by Drive BOS LP as trustee for the Lenders and be paid over to the Lenders on account of the indebtedness of the Borrower to the Lenders, but without affecting or impairing in any manner the liability of Drive BOS LP under the other provisions of this Section 9A. Drive BOS LP further agrees that it will not assert any claim against the Borrower except claims arising under the Warehouse Receivables Purchase Agreements until all indebtedness to the Agent and the Lenders has been completely satisfied hereunder. Prior to the transfer by Drive BOS LP of any note or negotiable instrument evidencing any indebtedness of the Borrower to Drive BOS LP, Drive BOS LP shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.

        9A.8    Waivers of Defenses. Drive BOS LP waives: (a) all statutes of limitation as to the indebtedness of the Borrower, this Agreement or otherwise as a defense to any action brought against Drive BOS LP by the Agent or any Lender, to the fullest extent permitted by law; (b) any defense based upon any legal disability of the Borrower or any discharge or limitation of the liability of the Borrower to the Agent or the Lenders, whether consensual or arising by operation of law or any bankruptcy, insolvency, or debtor-relief proceeding, or from any other cause; (c) presentment, demand, protest and notice of any kind;
(d) any defense based upon or arising out of any defense which the Borrower may have to the payment or performance of any part of the indebtedness; (e) any defense based upon any disbursements by the Agent or the Lenders to the Borrower pursuant to any agreements or instruments governing the indebtedness whether same be deemed an additional advance or be deemed to be paid out of any special interest or other fund accounts, as constituting unauthorized payments hereunder or amounts not guaranteed by this Section 9A; (f) all rights to participate in any security held by the Agent or the Lenders for the indebtedness of the Borrower; (g) irregularity or unenforceability of any agreement or instrument representing or governing the indebtedness of the Borrower; (h) any request that the Agent or a Lender be diligent or prompt in making demands hereunder or under any agreement or instrument representing or governing the indebtedness; and (i) any other defense in law or equity (except the defense that the indebtedness has been indefeasibly paid in full) which, under applicable law, would release the obligation of a guarantor or surety, until the indebtedness has been indefeasibly paid in full.

        9A.9    Waiver of Subrogation. Drive BOS LP hereby irrevocably waives any claim or other rights which it may now have or hereafter acquire against the Borrower or any other guarantor that arise from the existence, payment, performance or enforcement of Drive BOS LP's obligations under this Section 9A or any other Loan Document, including (without limitation) any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Lenders and the Agent against the Borrower or any other guarantor or any collateral which the Agent or any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law including (without limitation) the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights until the Obligations of the Borrower are paid in full. If any amount shall be paid to Drive BOS LP in violation of the preceding sentence and the Obligations of the Borrower shall not have been paid in full, such amount shall be deemed to have been paid to Drive BOS LP for the benefit of, and held in trust for the benefit of, the Lenders and the Agent and shall forthwith be paid to the Agent on behalf of the Lenders to be credited and applied upon the Obligations of the Borrower, whether matured or unmatured, in accordance with the terms of this Agreement. Drive BOS LP acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this Section 9A.9 is knowingly made in contemplation of such benefits.

        9A.10   Default. The Agent may declare Drive BOS LP in default under this Agreement, and may exercise all of its rights hereunder and demand payment of the aggregate outstanding principal amount of all indebtedness, if Drive BOS LP fails to perform any of its obligations under this Section 9A or if Drive BOS LP becomes the subject of any bankruptcy, insolvency, arrangement, reorganization, moratorium, or other debtor-relief proceeding under any law, whether now existing or hereafter enacted, or upon the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of Drive BOS LP.

        9A.11   Costs and Expenses. In addition to the amounts guaranteed
hereunder and other obligations of Drive BOS LP under this Agreement, Drive BOS LP agrees to pay the Agent's and the Lenders' reasonable out-of-pocket costs and expenses, including but not limited to legal fees and disbursements, incurred in any effort to collect or enforce any of the indebtedness or this Section 9A, whether or not any lawsuit is filed. Until paid to the Agent or the Lenders, such sums will bear interest at the highest rate of interest borne by any of the Term Loans plus 2%; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount. Interest accrued hereunder pursuant to this paragraph shall be payable on demand and shall be calculated on the basis of the actual number of days elapsed and a 360-day year.

        9A.12   Cumulative Remedies. All remedies of the Agent and the Lenders against the Borrower and Drive BOS LP are cumulative. All powers of the Agent and the Lenders to exercise any right or remedy against, or to require performance by, any Loan Party shall remain in full force and effect until specifically waived or released by an instrument in writing executed by the Agent and the Lenders.

        Section 10.     REPRESENTATIONS AND WARRANTIES.

        In order to induce the Lenders to enter into this Agreement and to make the Term Loans provided for herein, each Loan Party party hereto makes the following representations, covenants and warranties, both as of the date hereof, as of the Closing Date and as of any Borrowing Date (unless otherwise specified), which representations, covenants and warranties shall survive the execution and delivery of this Agreement and the other documents and instruments referred to herein:

        10.1    Status; Validity.

                (a) Each Loan Party and its Subsidiaries or Restricted Subsidiaries is a duly organized and validly existing limited partnership, corporation or limited liability company in good standing under the laws of the jurisdiction of its organization and has the requisite power and authority (corporate or otherwise to own or hold under lease its property and assets, to transact the business in which it is engaged, to enter into and perform this Agreement and the other Loan Documents to which it is party, and, as to the Borrower, to borrow hereunder. Each Loan Party is duly qualified or licensed as a foreign limited partnership, corporation or limited liability company in good standing in (x) each jurisdiction where failure to so qualify would have a Material Adverse Effect on such Loan Party or the Consolidated Group. Each Subsidiary is duly qualified or licensed as a foreign limited partnership, corporation or limited liability company in good standing in (x) each jurisdiction where failure to so qualify would have a Material Adverse Effect on it.

                (b) The execution, delivery and performance by the Loan Parties of this Agreement and the other Loan Documents to which each is party and the other documents, agreements or instruments provided for herein and therein to which each is party, the consummation of the transactions contemplated thereunder and the use of the proceeds of the Term Loans have been duly authorized by all necessary limited liability company, partnership, corporate, member, partner and stockholder action. This Agreement and the other Loan Documents and the other documents, agreements or instruments provided for herein and therein to which each such Person is party are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

        10.2 Compliance with Other Instruments. No Loan Party or Subsidiary is in material default under any Material Agreement to which it is a party, and neither the execution, delivery or performance by any Credit Party of this Agreement and the other Loan Documents nor the consummation of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or thereof, will contravene any provision of any Legal Requirement or will conflict or will be inconsistent with or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or, except as provided by the Security Documents, result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Person pursuant to the terms of any indenture, mortgage, deed of trust or Material Agreement to which such Person is a signatory or by which such Person is bound or to which such Person may be subject or violate any provision of the Charter Documents of such Person.

        10.3 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the any Loan Party or any Key Person, threatened, against or affecting any Loan Party or any Subsidiary before any Government Authority which, if adversely determined, would have a Material Adverse Effect on any member of the Consolidated Group, except as disclosed on Schedule 10.3 to this Agreement (or, with respect to actions, suits and proceedings not pending or threatened prior to the Closing Date, as notified to the Agent after the Closing Date pursuant to Section 7.2).

        10.4 Compliance with Law. Except for matters which could not result in a Material Adverse Change in respect of any member of the Consolidated Group:
(a) all business and operations of each Loan Party and the Subsidiaries and Restricted Subsidiaries have been and are being conducted in accordance with all applicable Legal Requirements; (b) each Loan Party and Subsidiary has obtained all permits, licenses and authorizations, or consents which are otherwise necessary, for such Person to conduct its business as it is or is proposed to be conducted; and (c) no Loan Party or Subsidiary is a party to, has been threatened with, and there are no facts existing as a basis for, any governmental or other proceeding which might result in a suspension, limitation or revocation of any such permit, license or authorization.

        10.5    Capitalization of Borrower and Its Subsidiaries; Partners

                (a) All Equity Interests of each Loan Party have been duly and validly issued, are fully paid and nonassessable; all general partnership interests of the Borrower are outstanding and are owned beneficially and of record by the General Partner, and clear of all Liens other than Liens permitted pursuant to Section 8.2(i).

                (b) No Loan Party or any Subsidiary has outstanding any option, warrant, bonds, debentures or other right, put, call or commitment to issue, or any obligation or commitment to purchase, any of its Equity Interests or any securities convertible into or exchangeable for any of its Equity Interests.

                (c) Schedule 10.5 hereto accurately lists (x) each Subsidiary of the Borrower and the ownership of Equity Interests issued by each such Subsidiary, immediately after the Closing Date, and (y) the ownership of Equity Interests issued, the Borrower and the General Partner immediately after the Closing Date

                (d) Schedule 10.5A accurately lists each Shareholder immediately after the Closing Date.

                (e) Schedule 10.5B accurate lists each Limited Partner immediately after the Closing Date.

        10.6 Government Approvals. Except for those listed in Schedule 10.6, each of which has been duly obtained and is in full force and effect (or, as to those asterisked on such schedule, will be duly obtained by the Closing Date and be in full force and effect thereafter), no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any Government Authority is required to authorize, or is required in connection with the execution, delivery and performance of this Agreement or the other Loan Documents by any Credit Party or Restricted Subsidiary, or the taking of any action hereby or thereby contemplated.

        10.7    Federal Reserve Margin Regulations; Use of Proceeds.

                (a) No member of the Consolidated Group and no other Credit Party or Subsidiary thereof is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any Term Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

                (b) The proceeds of the Term Loans shall be used strictly in accordance with the Disbursement Letter.

                (c) Neither the Term Loans nor the use of proceeds therefrom will result in a violation of any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B. Chapter V, as amended), or any ruling issued thereunder or any enabling legislation or Presidential Executive Order in connection therewith.

        10.8    Taxes.

                (a) All tax returns of any nature whatsoever, including but not limited to, all U.S. income, payroll, stock transfer, and excise tax returns and all appropriate state and local income, sales, excise, payroll, franchise and real and personal property tax returns, and corresponding returns under the laws of any jurisdiction, which are required to be filed by the Borrower or any Restricted Subsidiary have been or will be filed by the due date or extended due date of such returns.

                (b) Except for amounts which in the aggregate do not exceed $100,000, all taxes due and payable with respect to each member of the Consolidated Group have been paid, and there are no liabilities, interest or penalties payable with respect to any taxes which remain unpaid.

        10.9 Investment Company Act, etc. Neither any Loan Party or Subsidiary nor the entering into of the Loan Documents, nor the issuance of the Term Notes is subject to any of the provisions of the Investment Company Act of 1940, as amended. Neither any Loan Party nor any Subsidiary is a "holding company" as defined in the Public Utility Holding Company Act of 1935, as amended, or subject to any other federal or state statute or regulation limiting its ability to incur Indebtedness for Money Borrowed.

        10.10   Properties of the Borrower.

                (a) All real property leased by any Loan Party or Subsidiary is listed in Schedule 10.10A hereto. All patents, trademarks, copyrights and trade names of any Loan Party or Subsidiary are listed in Schedule 10.10B to this Agreement; all of those so listed are in full force and effect. If any member of the Consolidated Group at any time acquires, establishes, invents or develops any patent, trademark, copyright or trade name that is or becomes material to such Person's business or operations, it will promptly notify the Agent of same and take such action as the Agent shall request to grant to the Agent on behalf of the Lenders a perfected, first priority security interest in same.

                (b) All Material Agreements or similar commitments of any Loan Party or any Restricted Subsidiary are listed in Schedule 10.10C hereto and are in full force and effect, none of the parties thereunder are in material default thereunder and no written notice of default has been given or received. Each Loan Party or its Subsidiaries, as the case may be, have full, valid and existing right, title and interest (in fee simple where applicable) to all of its or their material real and personal property and all tangible and intangible rights, and the ownership rights of such Person in and to all of such tangible and intangible rights are subject to no material Liens, burdens or defects other than those listed on Schedule 8.2(f) hereto; any security interests indicated with an asterisk on such schedule have been or will be terminated on the Closing Date.

        10.11 Financial Condition. At the time of, and after giving effect to, each Term Loan, each Loan Party (i) is Solvent, and (ii) possesses, in the opinion of the Borrower sufficient capital to conduct the business in which it is engaged or presently proposes to engage.

        10.12 Disclosure. Neither this Agreement or any Loan Document nor any statement, list, certificate or other document or information, or any schedules to this Agreement or any other Loan Document, delivered or to be delivered to the Agent or any Lender, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

        10.13 Compliance with ERISA. Each Loan Party and each ERISA Affiliate and each Plan and the trusts maintained pursuant to such plans are in compliance in all material respects with the presently applicable provisions of Sections 401 through and including 417 of the Code, and of ERISA and (i) no event which constitutes a Reportable Event as defined in Section 4043 of ERISA has occurred and is continuing with respect to any Plan which is or was covered by Title IV of ERISA, (ii) no Plan which is subject to Part 3 of Subtitle B of Title 1 of ERISA has incurred any "accumulated funding deficiency" (within the meaning of Section 302 of ERISA or Section 412 of the Code) whether or not waived, and
(iii) no written notice of liability has been received with respect to any Loan Party or any Restricted Subsidiary for any "prohibited transaction" (within the meaning of Section 4975 of the Code or Section 406 of ERISA), nor has any such prohibited transaction resulting in liability to any Loan Party or ERISA Affiliate occurred.

        Neither any Loan Party nor any ERISA Affiliate (i) has incurred any liability to the PBGC (or any successor thereto under ERISA), or to any trustee of a trust established under Section 4049 of ERISA, in connection with any Plan (other than liability for premiums under Section 4007 or ERISA), (ii) has incurred any withdrawal liability under Subtitle E of Title IV of ERISA in connection with any Plan which is a Multiemployer Plan, nor (iii) has contributed or has been obligated to contribute on or after September 26, 1980, to any "multiemployer plan" (within the meaning of Section 3(37) of ERISA) which is subject to Title IV of ERISA.

        The consummation of the transactions contemplated by this Agreement (i) will not give rise to any liability on behalf of any Loan Party or its ERISA Affiliates under Title IV of ERISA to the PBGC (other than ordinary and usual PBGC premium liability), to the trustee of a trust established pursuant to
Section 4049 of ERISA, or to any Multiemployer Plan, and (ii) will not constitute a "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code.

        10.14 The Security Documents. Each Security Document when delivered will grant a Lien in the properties or rights intended to be covered thereby (the "Collateral") which (i) will constitute a valid and enforceable security interest under the Uniform Commercial Code of the State (x) in which the Collateral is located and (y) by which any Security Document is governed (as applicable, the "UCC"), (ii) will be entitled to all of the rights, benefits and priorities provided by the UCC, and (iii) when such Security Documents or financing statements with respect thereto are filed and recorded as required by the UCC, will be superior and prior to the rights of all third Persons now existing or hereafter arising whether by way of mortgage, pledge, lien, security interest, encumbrance or otherwise, except for Permitted Liens. All such action as is necessary in law has been taken, or prior to the Closing Date will have been taken, to establish and perfect the security interest of the Agent and the Lenders in the Collateral and to entitle the Lenders or the Agent on behalf of the Lenders to exercise the rights and remedies provided in each of the Security Documents and the UCC, as applicable, and no filing, recording, registration or giving of notice or other action is required in connection therewith except such as has been made or given or will have been made or given prior to such dates. All filing and other fees and all recording or other tax payable with respect to the recording of any of the Security Documents and UCC financing statements have been paid or provided for.

        10.15   Qualification.

                (a) Solely by reason of (and without regard to any other activities of the Agent or any Lender in any state in which Collateral is located) the entering into, performance and enforcement of this Agreement, the Term Notes, the Security Agreements and the other Loan Documents by the Agent or any Lender will not constitute doing business by the Agent or any Lender in any of such states or result in any liability of the Agent or such Lender for taxes or other governmental charges; and qualification by the Agent or any Lender to do business in such jurisdiction is not necessary in connection with, and the failure to so qualify will not affect, the enforcement of, or exercise of any rights or remedies under, any of such documents.

                (b) No "business activity," "doing business" or similar report or notice is required to be filed by the Agent or any Lender in any such jurisdiction in connection with the Term Loans or the transactions contemplated by this Agreement, and the failure to file any such report or notice will not affect the enforcement of, or the exercise of any rights or remedies under, this Agreement, the Security or any of the other Loan Documents.

        Section 11.     AGENT.

        11.1 Appointment. The Lenders hereby irrevocably appoint IFA Incorporated to act as Agent hereunder and as Agent or "Assignee" or "Secured Party" (or in any other similar representative capacity designated in any Security Document) under the Security Documents (in such capacity, the "Agent"). Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement, the Term Notes, the Security Documents, the other Loan Documents and any other instruments and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to or required of it by the terms thereof and such other powers as are reasonably incidental thereto; provided that the Agent shall not take any action to realize upon any security interest in any of the Collateral, or release any substantial portion of the Collateral, without the consent of the Required Lenders. The Agent may perform any of its duties under any of the Loan Documents by or through its agents or employees.

        11.2 Nature of Duties. The Agent shall have no duties or responsibilities except those expressly set forth in the Loan Documents. Neither the Agent nor any of its officers, directors, employees or agents shall be liable to any Lender for any action taken or omitted by it under any of the Loan Documents, or in connection therewith unless caused by its or their gross negligence or willful misconduct. Nothing in the Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of the Loan Documents except as expressly set forth therein. The duties of the Agent under the Loan Documents shall be mechanical and administrative in nature and the Agent shall not have by reason of its duties under the Loan Documents a fiduciary relationship in respect of any Lender. The Agent agrees to deliver promptly to each Lender (i) copies of notices received by it pursuant to Sections 7.1, 7.2 and 7.11 of this Agreement, and (ii) copies of all documents required to be delivered hereunder by the Borrower to the Lenders directly but that are not so delivered to any Lender (but were delivered to the Agent) if such Lender notifies the Agent that it has not received such document or documents, specifying same.

        11.3 Lack of Reliance. Independently and without reliance on the Agent, each Lender to the extent it deems appropriate has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making and the continuance of the Term Loans and its Commitments hereunder and the taking or not taking of any action in connection herewith, (ii) its own appraisal of the creditworthiness of the Credit Parties and (iii) its own independent investigation and appraisal of the Collateral; and, except as expressly provided in the Loan Documents, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times thereafter. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of any of the Loan Documents, the financial condition of the Credit Parties or the condition of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of any of the Loan Documents, the financial condition of the Credit Parties or the existence or possible existence of any Event of Default or Default.

        11.4 Certain Rights. If the Agent requests instructions from the Lenders or Required Lenders with respect to any interpretation, act or action (including failure to act in connection with this Agreement or any of the other Loan Documents) the Agent shall be entitled to refrain from such act or taking such actions unless and until it shall have received instructions from the Lenders or the Required Lenders, as the case may be; and the Agent shall not incur liability to any Person by so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder or under any of the other Loan Documents in accordance with the instructions of the Required Lenders (as to matters requiring the consent of the Required Lenders) or all the Lenders (as to matters requiring the consent of all the Lenders). The Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless, if it requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or not taking any such action.

        11.5 Reliance. The Agent shall be entitled to rely upon any written notice or any telephone message believed by it to be genuine or correct and to have been signed, sent or made by the proper Person, and, with respect to all legal matters pertaining to the Loan Documents and its duties thereunder, upon advice of counsel selected by it.

        11.6 Indemnification. To the extent the Agent is not reimbursed or indemnified by the Borrower, the Lenders will reimburse and/or indemnify the Agent, in proportion to their respective Commitments under this Agreement, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred or sustained by or asserted against the Agent, acting pursuant hereto or any of the other Loan Documents in its capacity provided for in this Section 11, in any way relating to or arising out of this Agreement, or any of the other Loan Documents, provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The obligations of the Lenders under this Section 11.6 shall survive the repayment of the Term Notes and the Term Loans and the termination of this Agreement and the other Loan Documents.

        11.7 Agent, Individually. With respect to its Commitments under this Agreement, the Term Loans made by it and any Note issued to or held by it, the Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender or holder of a Note. The terms "Lender", "holders of Term Notes" or any similar terms shall, unless the context clearly otherwise indicates, not exclude the Agent in its individual capacity as a Lender or holder of a Note. The Agent may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Credit Parties and their Subsidiaries as if it were not acting pursuant hereto, and may accept fees and other consideration from the Credit Parties and their Subsidiaries for services as the Agent in connection with this Agreement and the other Loan Documents and for services otherwise than as the Agent without having to account for the same to the Lenders.

        11.8 Holders of Term Notes. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been received by the Agent. Any request, authority or consent of any Person, who at the time of making such request or of giving such authority or consent is the payee of any Note, shall be conclusive and binding on any subsequent holder, transferee, assignee or payee of such Note or of any Note or Term Notes issued in exchange therefor.

        11.9 Resignation. The Agent may resign at any time from the performance of all its functions and duties hereunder and under the other Loan Documents by giving 30 days prior written notice to the Borrower and each Lender. Such resignation shall take effect upon the expiration of such 30-day period or upon the earlier appointment of a successor. Notwithstanding any such resignation, the provisions of Sections 11.6 and 12.3 shall inure also to the benefit of each Agent who has so resigned with respect to the period it served as Agent. In case of the resignation of the Agent, the Required Lenders may appoint a successor by a written instrument signed by the Required Lenders. Any successor shall execute and deliver to the Agent an instrument accepting such appointment, and thereupon such successor, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the Agent hereunder and with like effect as if originally named as "Agent" herein and therein, and upon request, the predecessor Agent shall take all actions and execute all documents necessary to give effect to the foregoing. In the event the Agent's resignation becomes effective at a time when no successor has been named, all notices, other communications and payments hereunder required to be given by or to the Agent shall be sufficiently given if given by the Required Lenders (or all Lenders, if the consent of all Lenders is required therefor hereunder) or to each Lender, as the case may be. In such event, all powers specifically delegated to the Agent may be exercised by the Required Lenders and the Required Lenders shall be entitled to all rights of the Agent hereunder.

        11.10 Reimbursement. Without limiting the provisions of Section 11.6, the Lenders and the Agent hereby agree that the Agent shall not be obligated to make available to any Person any sum which the Agent is expecting to receive for the account of that Person until the Agent has determined that it has received that sum. The Agent may, however, disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent, if the Agent wishes to do so. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Person to whom the Agent made the funds available shall, on demand from the Agent:

                (a)     refund the Agent the sum paid to that Person; and

                (b) reimburse the Agent for the additional amount certified by the Agent as being necessary to indemnify the Agent against any funding or other cost, loss, expense or liability sustained or incurred by the Agent as a result of paying out the sums before receiving it; provided, however, that if such funds were made available to any Lender, such additional amount shall be limited to interest on the sum to be repaid, for each day from the date such amount was disbursed until the date repaid to the Agent, at (for the first three days) the customary rate set by the Agent for correction of errors among banks, and thereafter at the Base Rate (or, if greater and in respect of a Term Loan, the rate from time to time prevailing on such Term Loan).

        Section 12.     MISCELLANEOUS.

        12.1 Calculations and Financial Data. Calculations hereunder (including, without limitation, calculations used in determining, or in any certificate of any Loan Party delivered reflecting compliance by any Loan Party with the provisions of this Agreement) shall be made and financial data required hereby shall be prepared both as to classification of items and as to amount in accordance with GAAP, consistent with the audited Financial Statements of Sellers described in Section 10.11(a); provided that for purposes of Section
8.16 no effect shall be given to any change in GAAP from those in effect on December 31, 2000.

        12.2 Amendment and Waiver. Except as otherwise provided, no provision of any of the Loan Documents may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Required Lenders (or the Agent on their behalf) and, if the Borrower is a party thereto, the Borrower, except that waivers of provisions relating to a Credit Party's performance or non-performance of its obligations hereunder or thereunder need not be signed by such Credit Party or any other Credit Party; provided however that: (i) the written consent of the Agent shall also be required to change, waive, discharge or terminate provisions of Section 4.1 or 11, and (ii) only the written consent of Drive BOS LP shall also be required to change provisions of
Section 9A and provided further that without the consent of all of the Lenders (or the Agent on their behalf) no change, waiver, discharge or termination may be made that would increase the amount of any Lender's Commitment; decrease the principal of any Term Loan; decrease the interest rate payable on any Term Loan; extend the final maturity date of any Term Loan; change the definition of "Required Lenders" or modify this
Section 12.2. Any such change, waiver, discharge or termination shall be effective only in the specific instance and for the specific purposes for which made or given.

        12.3    Expenses; Indemnification.

                (a) Whether or not the transactions hereby contemplated shall be consummated, the Borrower, thereafter, shall pay all reasonable out-of-pocket costs and expenses of (x) the Agent incurred in connection with the preparation, execution, delivery, administration, filing and recording of, and (y) the Agent and the Lenders incurred in connection with the amendment (including any waiver or consent) or modification of (including any amendment, waiver, consent or modification at any time requested by the Borrower, whether or not same is finalized or executed), and enforcement of or preservation of any rights under, this Agreement, the other Loan Documents, the making and repayment of the Term Loans, and the payment of all interest and fees, including, without limitation, (A) the reasonable fees and expenses of Sullivan & Worcester, counsel for the Agent, and any special or local counsel retained by the Agent or the Lenders, and with respect to enforcement, the reasonable fees and expenses of counsel for the Agent or any Lender, (B) the reasonable fees and expenses of consultants and appraisers retained by the Agent in connection with the transactions contemplated hereunder, and (C) printing, travel, title insurance, mortgage recording, filing, communication and signing taxes and costs.

                (b) The Borrower agrees to pay, and to save the Agent and the Lenders harmless from (x) all present and future stamp, filing and other similar taxes, fees or charges (including interest and penalties, if any), which may be payable in connection with the Loan Documents or the issuance of the Term Notes or any modification of any of the foregoing, and (y) all finder's and broker's fees in connection with the transactions contemplated by this Agreement and the other Loan Documents.

                (c) The Borrower agrees to indemnify, pay and hold harmless the Agent, each Lender, any Lender Assignee and each holder of a Note and their respective present and future officers, directors, employees and agents (collectively, the "Indemnified Parties") from and against all liability, losses, damages and expenses (including, without limitation, legal fees and expenses) arising out of, or in any way connected with, or as a result of (i) the execution and delivery of this Agreement, the other Loan Documents or the documents or transactions contemplated hereby and thereby or the performance by the parties hereto or thereto of their respective obligations hereunder and thereunder or relating thereto; or (ii) any claim, action, suit, investigation or proceeding (in each case, regardless of whether or not the Indemnified Party is a party thereto or target thereof) in any way relating to the Borrower or any Subsidiary, a Key Person or any Collateral or any Affiliate of the Borrower or a Subsidiary or in any way relating to any Shareholder or Limited Partner, any other Credit Party, or any Affiliate of any of the foregoing in respect of this Agreement, any other Loan Documents or any other document or transaction in connection herewith or therewith or relating thereto; provided that the Borrower shall not be liable to an Indemnified Party for any portion of such liabilities, losses, damages and expenses sustained or incurred as a direct result of the gross negligence or willful misconduct of the Agent, any Lender or such Indemnified Party if such gross negligence or willful misconduct is determined to have occurred by a final and non-appealable decision of a court of competent jurisdiction.

                (d) All obligations provided for in this Section 12.3 and Sections 3.4, 3.5, 4.1, 4.2, 5.2 and 11.6 shall survive any termination of this Agreement and the Commitments and the payment in full of the Obligations.

        12.4    Benefits of Agreement; Descriptive Headings.

                (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, and, in particular, shall inure to the benefit of the holders from time to time of the Term Notes; provided, however, that no Loan Party party hereto may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders and any such purported assignment or transfer shall be void. In furtherance of the foregoing, each Lender shall be entitled at any time to grant participations in the whole or any part of its rights and/or obligations under this Agreement, the Loan Documents or any Term Loan or Note to any Person; provided, however, that no Lender Assignee shall be permitted by the terms of its participation agreement with the relevant Lender to require such Lender to take or omit to take any action hereunder except to the extent that if the Lender Assignee were a Lender hereunder, its consent to taking or omitting to take such action would be required by the terms of the second proviso of Section 12.2 hereto. No such participation pursuant to this Section 12.4(a) shall relieve any Lender from its obligations hereunder and the Borrower need deal solely with the Agent and the Lenders with respect to waivers, modifications and consents to this Agreement, the Loan Documents or the Term Notes. Any such participant is referred to in this Agreement as a "Lender Assignee". The Borrower agrees that the provisions of Sections 3.4, 5.2 and 12.3 shall run to the benefit of each Lender Assignee and its participations or interests herein, and any Lender may enforce such provisions on behalf of any such Lender Assignee; provided, however, that if any Lender grants a participation in the whole or any part of its rights and/or obligations pursuant to this Section 12.4(a), then the amounts that the Borrower is required to pay pursuant to this Agreement (including, without limitation, additional amounts made pursuant to Section 5.2) shall not exceed the amounts that the Borrower would have been required to pay to such Lender pursuant to this Agreement had such Lender not granted such participation. The Borrower hereby further agrees that any such Lender Assignee may, to the fullest extent permitted by applicable law, exercise the right of setoff with respect to such participation (and in an amount up to the amount of such participation) as fully as if such Lender Assignee were the direct creditor of the Borrower. Upon a participation in accordance with the foregoing, the Borrower shall execute such documents and do such acts as any Lender may reasonably request to effect such assignment. Any Lender may furnish any information concerning the Credit Parties in its possession from time to time to Lender Assignees (including prospective Lender Assignees) and prospective Purchasing Lenders. Each Lender shall notify the Borrower of any participation granted by it pursuant to this Section 12.4(a) but neither the approval of the Borrower nor that of any other Credit Party shall be required for any such participation. The Borrower shall not be responsible for any due diligence costs or legal expenses of such Lender Assignees in connection with their entering into such participation.

                (b) The descriptive headings of the various provisions of this Agreement and the other Loan Documents are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

                (c) Any Lender may at any time assign to any other Lender or any affiliate of any Lender, or (subject to obtaining the prior written consent of the Borrower (but no other Credit Party), such consent not to be unreasonably withheld) to one or more additional banks or financial institutions ("Purchasing Lenders"), all or any part of its Commitments (and corresponding Term Loan and
Note) pursuant to a Transfer Supplement ("Transfer Supplement"), substantially in the form of Exhibit G to this Agreement; provided, however, that each such assignment shall be for an amount not less than the lesser of (x) if any of such Lender's Commitments are less than $1,000,000, the then-outstanding principal amount of such Lender's Term Loans, or (y) a minimum amount of $1,000,000 (or, if less, the then-outstanding principal amount of such Lender's Term Loans) and integral multiples of $500,000 above such amount. Upon (i) such execution of such Transfer Supplement, (ii) delivery of an executed copy thereof to the Borrower and the Agent, (iii) payment by such Purchasing Lender to such transferor Lender of an amount equal to the purchase price agreed between such transferor Lender and such Purchasing Lender, (iv) payment by the Purchasing Lender to the Agent of a $3,000 processing fee, and (v) any consent of the Borrower required by the first sentence of this Section 12.4(c), such Purchasing Lender shall for all purposes be a Lender party to this Agreement and shall have all the rights and obligations of a Lender under this Agreement to the same extent as if it were an original party hereto and thereto with the percentage share of the applicable Commitment(s) set forth in Schedule I to such Transfer Supplement, and no further consent or action by the Borrower, any other Credit Party, the Lenders or the Agent shall be required. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender and the resulting adjustment of the percentage of the Commitments, Term Notes and Term Loans (and related rights and obligations) held by the transferor Lender and the Purchasing Lender arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender pursuant to the Transfer Supplement. Upon the consummation of any transfer to a Purchasing Lender pursuant to this Section 12.4(c), the transferor Lender, the Agent and the Borrower shall make appropriate arrangements so that, if required, a replacement Note or Notes (dated the same date as the Note or Notes being replaced) is issued to such transferor Lender and a new Note or Notes (dated the same date as the Note or Notes being replaced) or, as appropriate, a replacement Note or Notes (dated the same date as the Note or Notes being replaced) is issued to such Purchasing Lender, in each case in principal amounts reflecting their Commitments or, as appropriate, their outstanding Term Loans, as adjusted pursuant to such Transfer Supplement.

                (d) Notwithstanding anything to the contrary contained herein or in any of the Loan Documents, unless the Agent, the Borrower or a Lender otherwise request with respect to any specific exhibit, exhibits to this Agreement shall not be required to be attached to the execution or any other copy of this Agreement, and any references in this Agreement or the other Loan Documents to such exhibits as "Exhibits hereto," "Exhibits to this Agreement" or words of similar effect shall be deemed to refer to such document as executed by the parties thereto and delivered on the Closing Date.

        12.5 Notices, Requests, Demands, etc. Except as otherwise expressly provided herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered if sent by Federal Express or other similar overnight delivery service, or three Business Days after mailing (when mailed, postage prepaid, by registered or certified mail, return receipt requested) or (in the case of telex, telegraphic, telecopier or cable notice) when delivered to the telex, telegraph, telecopier or cable company, or (in the case of telex or telecopier notice sent over a telex or telecopier owned or operated by a party hereto) when sent; in each case addressed as follows, except that notices and communications to the Agent pursuant to Sections 2 and 9 shall not be effective until received by the Agent: (i) if to the Agent, at the Closing Office, (ii) if to a Lender, at the address specified with its signature below or (if a Purchasing Lender) on the applicable Transfer Supplement, and (iii) if to a Loan Party, at its address specified with its signature below (Attention: President), or to such other addresses as any of the parties hereto may hereafter specify to the others in writing, provided that communications with respect to a change of address shall be deemed to be effective when actually received.

        12.6 Governing Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED WHOLLY WITHIN THE STATE OF NEW YORK (REGARDLESS OF THE PLACE WHERE THIS AGREEMENT IS EXECUTED), except (as to any other Loan Document) to the extent specifically set forth otherwise in that Loan Document.

        12.7 Counterparts; Telecopies. This Agreement and the other Loan Documents may be executed in any number of counterparts, and by the different parties hereto and thereto on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original; all the counterparts for each such Loan Document shall together constitute one and the same agreement. Telecopied signatures hereto and to the other Loan Documents shall be of the same force and effect as an original of a manually signed copy.

        12.8 Waiver. No failure or delay on the part of the Agent or any Lender in exercising any right, power or privilege under this Agreement or any other Loan Document, and no course of dealing between any Loan Party or a Subsidiary and the Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Agent or any Lender would otherwise have pursuant to such documents or at law or equity. No notice to or demand on any Loan Party in any case shall entitle such Loan Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Lender to any other or further action in any circumstances without notice or demand.

        12.9    Recoveries; Pro Rata Sharing.

                (a) Any Recoveries (after deduction and payment of all expenses and costs permitted by this Agreement, the Security Documents or applicable law) shall be applied against the Term Loans held by the Lenders until satisfaction in full of all amounts due thereunder.

                (b) The Lenders agree among themselves that, with respect to all sums received by the Lenders applicable to the payment of the principal of or interest on the Term Notes (except as otherwise provided in Section 3.4, 5.2 or 5.3), equitable adjustment will be made between the Lenders so that, in effect, all such sums shall be shared ratably by each of the Lenders (in accordance with the outstanding principal amount of their respective applicable Term Loans) whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or cross-action or by the enforcement of any or all of the Term Notes or otherwise. If any Lender receives any payment on its Term Notes of a sum or sums in excess of its pro rata portion (except as otherwise provided in Section 3.4, 5.2 or 5.3), then such Lender receiving such excess payment shall purchase for cash from the other Lenders with outstanding Term Loans to the Borrower an interest in their Note or Term Notes in such amount as shall result in a ratable participation by all of the Lenders in the aggregate unpaid amount of applicable Term Notes then outstanding; provided, however, that if all or any portion of such excess payment is thereafter recovered by such Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower hereby agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 12.9(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

        12.10 Jurisdiction. THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AGREEMENT, THE TERM NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR THE DOCUMENTS DELIVERED IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, and, by execution and delivery hereof, the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts and agrees that such jurisdiction shall be exclusive, unless waived by the Agent and the Required Lenders in writing, with respect to any action or proceeding brought by it against the Agent or any Lender and any questions relating to usury. The Borrower agrees that Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York shall apply to the Loan Documents and waives any right to stay or to dismiss any action or proceeding brought before said courts on the basis of forum non conveniens. Each Loan Party hereby irrevocably consents that all process served or brought against such Loan Party with respect to any such proceeding in any such court in New York shall be effective and binding service in every respect if sent by registered mail, or (if permitted by law) by Federal Express or other similar overnight courier service, to such Loan Party at its address set forth alongside its signature below (or such other address as the Agent is notified of in accordance with the provisions of Section 12.5). Nothing herein shall affect the right of the Agent or the Lenders to serve process in any other manner permitted by law or shall limit the right of Agent or any Lender to bring proceedings against any Loan Party in the courts of any other jurisdiction.

        12.11 Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

        12.12 Right of Set-off. In addition to any rights now or hereafter granted under applicable law or otherwise and not by way of limitation of any such rights, upon the occurrence of an Event of Default each of the Lenders is hereby authorized at any time or from time to time, without notice to any Loan Party or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such Lender to or for the credit or the account of such Loan Party against and on account of the obligations and liabilities of such Loan Party now or hereafter existing under any of the Loan Documents irrespective of whether or not any demand shall have been made thereunder and although said obligations, liabilities or claims, or any of them, shall be contingent or unmatured. The Lender or Lenders exercising any rights granted under this
Section 12.12 shall thereafter notify the affected Loan Party and the Agent of such action; provided that the failure to give such notice shall not affect the validity of such set-off and application.

        12.13 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Agent, the Lenders, the Borrower, Drive BOS LP and their respective successors and assigns (except as otherwise expressly provided herein) and nothing contained herein shall be deemed to confer upon anyone other than the Borrower, Drive BOS LP and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Lenders to make Term Loans hereunder are imposed solely and exclusively for the benefit of the Lenders and their respective successors and assigns and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall under any circumstances be deemed to be beneficiary of such conditions.

        12.14 Effectiveness. This Agreement shall become effective when and as of the date (the "Effective Date") that all of the parties hereto shall have signed a copy hereof (whether the same or different counterparts) and shall have delivered the same to the Agent or, in the case of the Lenders, shall have given to the Agent written notice (actually received) that the same has been signed and mailed to it.

        12.15   Survival; Integration.

                (a) Each of the representations, warranties, terms, covenants, agreements and conditions contained in this Agreement shall specifically survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Term Loans and shall, unless otherwise expressly provided, continue in full force and effect until the Commitments have been terminated and the Term Loans together with interest thereon, the fees and compensation of the Agent, and all other sums payable hereunder or thereunder have been indefeasibly paid in full.

                (b) This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on the subject matter hereof and thereof. In the event of any direct conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control and govern; provided that the inclusion of supplemental rights or remedies in favor of the Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

        12.16 Domicile of Term Loans. Any Lender may make, maintain or transfer any of its Term Loans hereunder to, or for the account of, any branch office, subsidiary or affiliate of such Lender.

        12.17 No Usury. It is expressly stipulated and agreed to be the intent of the Agent, the Lenders and the Borrower to comply at all times with applicable usury laws. If at any time such laws would ever render usurious any amount called for under any of the Loan Documents, then it is the express intention of the parties hereto that such excess amount be immediately credited on the applicable Term Notes, or if the applicable Term Notes have been fully paid, refunded by the Lenders (pro rata in accordance with their respective principal amount of the affected Term Loans), to the Borrower (and the Borrower shall accept such refund) and the provisions hereof and thereof be immediately deemed to be reformed to comply with the then applicable laws, without the necessity of the execution of any further documents, but so as to permit the recovery to the fullest amount otherwise called for hereunder and thereunder. Any such crediting or refunding shall not cure or waive any default by the Borrower under the Loan Documents. If at any time following any such reduction to the interest rate payable by the Borrower there remains unpaid any principal amounts under the Term Notes and the maximum interest rate permitted by applicable law is increased or eliminated, then the interest rate payable to the Lenders shall be readjusted, to the full extent permitted by applicable law, so that the total amount of interest thereunder payable by the Borrower to the Lenders shall be equal to the amount of interest which would have been paid by the Borrower without giving effect to applicable usury laws. The Borrower agrees, however, that in determining whether or not any interest payable under the Term Notes or any of the other Loan Documents exceeds the highest rate permitted by law, any non-principal payment (except payments specifically stated in the Term Notes or such other Loan Documents to be "interest"), including fees and commissions and all other sums payable hereunder or thereunder or in connection herewith or therewith, shall be deemed, to the full extent permitted by law, to be an expense, fee, premium or penalty rather than interest.

        12.18 Waiver of Jury Trial. THE BORROWER, THE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY PARTNER THEREOF, ANY OTHER CREDIT PARTY, THE AGENT OR THE LENDERS. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

        12.19 Subordination. The Agent and the Lenders, for the benefit solely of the Senior Lenders, hereby agree that the Obligations of the Borrower and Drive BOS LP hereunder are subordinate to the obligations of the Borrower and Drive BOS LP to the Senior Lenders under the Senior Loan Agreements and the rights of the Agent and the Lenders hereunder are subject to the prior rights of the Senior Lenders. Notwithstanding anything to the contrary in this Agreement or elsewhere, the Agent and the Lenders acknowledge that the representations and warranties and covenants of the Borrower and Drive BOS LP contained herein are hereby qualified to the extent that such representation, warranty or covenant would be inaccurate or would be breached solely because of the obligations of the Borrower or Drive BOS LP to the Senior Lenders under the Senior Loan Agreements.



                  [remainder of page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                      DRIVE BOS LP
                                      By:  Drive BOS GP LLC, its general partner
8585 North Stemmons Freeway
Suite 1100-N
Dallas, Texas  75247
fax: 214/688-0686
                                      By:
                                         ---------------------------------------
                                      fax:  [----------------]
                                      Name:
                                      Title:

                                      DRIVE FINANCIAL SERVICES LP

                                      By:  Drive GP LLC, its general partner
8585 North Stemmons Freeway
Suite 1100-N
Dallas, Texas  75247
fax: 214/688-0686

                                      By:
                                         ---------------------------------------
                                      fax:  [----------------]
                                      Name:
                                      Title:

                                      IFA INCORPORATED
                                         individually and as Agent
565 Fifth Avenue
New York, New York 10017
fax:  212/682-5720                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   EXHIBITS(1)

Annex I        Definitions
Exhibit A      Term Note
Exhibit B      Notice of Borrowing
Exhibit C-1    Borrower Security Agreement
Exhibit C-2    Drive BOS LP Security Agreement
Exhibit D      Pledge Agreement
Exhibit E      Solvency Certificate
Exhibit F      Opinion of Borrower's Counsel
Exhibit G      Transfer Supplement



-------------------------
        (1)       Certain exhibits may not be attached to this Agreement. See
Section 12.4(d).

                                LIST OF SCHEDULES

Schedule 2.1          Commitments
Schedule 8.2(f)       Permitted Liens
Schedule 8.3          Indebtedness for Money Borrowed
Schedule 10.3         Litigation
Schedule 10.5         Subsidiaries
Schedule 10.5A        Shareholders
Schedule 10.5B        Limited Partners
Schedule 10.6         Government Approvals
Schedule 10.10A       Real Property Leased
Schedule 10.10B       Patents, Trademarks, etc.
Schedule 10.10C       Material Agreements

                                                                       EXHIBIT B

IFA Incorporated,
  as Agent
565 Fifth Avenue
New York, NY 10017
Attention:
Fax #: 212-557-9460
Phone #: 212-450-____

RE: Notice of Borrowing: $__________

                                   [_____]

Gentlemen and Ladies:

        This Notice of Borrowing is delivered to you pursuant to Section 2.2 of the Subordinate Capital Loan Agreement, dated as of February __, 2001 (together with all amendments, if any, from time to time made thereto, the "Loan Agreement"), among Drive BOS LP (the "Guarantor"), Drive Financial Services LP (the " Borrower"), the Lenders parties thereto and IFA Incorporated, as Agent (in such capacity, the "Agent"). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein have the meanings provided in the Loan Agreement.

        The Borrower hereby requests that a Term Loan be made in the aggregate principal amount of $____ on ____ , 20__ [having a Eurodollar Interest Period of days].

        Please wire xxxxxxxxx to the Borrower at the Borrower's direction. Wiring instructions are included at the end of this letter.

        The Borrower hereby acknowledges that, each of the delivery of this Notice of Borrowing and the acceptance by the Borrower of the proceeds of the Term Loans requested hereby constitutes a representation and warranty by the Borrower that, on the date of such Term Loans, and before and after giving effect thereto and to the application of the proceeds therefrom in accordance with the Loan Documents, all applicable statements set forth in Section 10 of the Loan Agreement are true and correct in all material respects and that all conditions precedent to the Advance set forth in Section 6 of the Loan Agreement have been satisfied.

        The Borrower agrees that if prior to the time of the Term Loan requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Term Loan requested hereby the Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Term Loan as if then made.

        The Borrower has caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by its duly authorized officer this __ day of ______ , 200_.

                                           DRIVE Financial Services LP
By: Drive GP LLC, its general partner


    By:
       ---
    Name:
    Title:

                                  SCHEDULE 2.1
                                   COMMITMENTS


                                             Term Loan Commitment
                                             --------------------
IFA Incorporated                                      $40,000,000

                                  SCHEDULE 2.3
                               EXISTING RESIDUALS

N.A.F. Auto Receivables Trust 1997-1 residual certificate FirstCity Auto Receivables Trust 1998-1 Class B Note FirstCity Auto Receivables Trust 1998-1 residual certificate FirstCity Auto Receivables Trust 1998-2 residual certificate FirstCity Auto Receivables Trust 1998-3 residual certificate FirstCity Auto Receivables Trust 1999-1 residual certificate FirstCity Auto Receivables Trust 1999-2 residual certificate FirstCity Auto Receivables Trust 2000-1 residual certificate Drive Auto Receivables Trust 2000-1 residual certificate

                                 SCHEDULE 8.2(f)
                                 PERMITTED LIENS

[Liens under the Senior Loan Agreements]

                                  SCHEDULE 8.3
                         INDEBTEDNESS FOR MONEY BORROWED

                                  SCHEDULE 10.3
                                   LITIGATION

                                  SCHEDULE 10.5
                                  SUBSIDIARIES

X).SUBSIDIARIES OF THE BORROWER             OWNERSHIP INTEREST
-------------------------------             ------------------
Drive ABS LP                        100% of limited partnership interest
Drive BOS LP                        100% of limited partnership interest
Drive Holdings LP                   100% of limited partnership interest
Drive ABS GP LLC                    100% of limited liability company interest
Drive BOS GP LLC                    100% of limited liability company interest
Drive Servicing LLC                 100% of limited liability company interest
Drive Holdings GP LLC               100% of limited liability company interest
FCAR Receivables LLC                100% of limited liability company interest
N.A.F. Receivables Corp             100% of the outstanding stock
FirstCity Receivables Corp. 2       100% of the outstanding stock
FirstCity Receivables Corp. 3       100% of the outstanding stock
FirstCity Receivables Corp. 4       100% of the outstanding stock
FirstCity Receivables Corp. 5       100% of the outstanding stock
FirstCity Receivables Corp. 7       100% of the outstanding stock
Drive Receivables Corp. 1           100% of the outstanding stock


Y). EQUITY INTERESTS OF THE BORROWER AND THE GENERAL PARTNER
------------------------------------------------------------
        1. the Borrower                     Interests
        ---------------                     ---------
FCF                                 35.93% of the equity interests
Manager Co                          18.54% of the equity interests
IFA Drive LP Holdings LLC           45.43% of the equity interests

        2. General Partner                  Interests
        ------------------                  ---------
FCLC                                31% of the equity interests
Manager Co.                         20% of the equity interests
IFA Drive GP Holdings LLC           49% of the equity interests

                                 SCHEDULE 10.5A
                                  SHAREHOLDERS

The Shareholders of the General Partner are as set forth in Schedule 10.5(y)(1) above.

                                 SCHEDULE 10.5B
                                LIMITED PARTNERS

The Limited Partners of the Borrower are as set forth in Schedule 10.5(y)(2) above.

                                  SCHEDULE 10.6
                              GOVERNMENT APPROVALS

                                 SCHEDULE 10.10A
                              REAL PROPERTY LEASED

[The Loan Parties currently lease office space at:
8585 North Stemmons Freeway
Suite 1100-N
Dallas, Texas 75247;
and
the Drive Servicing Office in California]

                                 SCHEDULE 10.10B
                            PATENTS, TRADEMARKS, ETC.

        [Mark                                      Application Serial No.
         ----                                      ----------------------
        DRIVE                                             76-067,407
        DRIVE (stylized)                                  76-067,411]

                                 SCHEDULE 10.10C
                               MATERIAL AGREEMENTS